SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

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☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Midas Fund, Inc.
Midas Magic, Inc.
Midas Perpetual Portfolio, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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MIDAS FUND, INC.
MIDAS MAGIC, INC.
MIDAS PERPETUAL PORTFOLIO, INC.
11 Hanover Square
New York, NY 10005
www.MidasFunds.com

New York, NY
August [ ], 2012

Dear Fellow Shareholders:

It is our pleasure to invite you to the Joint Special Meeting (“Meeting”) of Shareholders of Midas Fund, Inc. (“Midas Fund”), Midas Magic, Inc. (“Midas Magic”) and Midas Perpetual Portfolio, Inc. (“Perpetual Portfolio”) (each, a “Fund,” and collectively, the “Funds”) to be held at the Funds’ principal executive offices at 11 Hanover Square, 12th Floor, New York, New York  10005, on September [  ], 2012 at [  ] a.m. ET.  At the Meeting, each Fund’s shareholders, voting separately from the other Funds’ shareholders, will be asked:

Proposal	Funds Covered by Proposals

1.  To approve an Agreement and Plan of Reorganization for the Fund, pursuant to which the Fund will be organized  into a corresponding, similarly named, series (“New Fund”) of a newly established Delaware statutory trust (“New Trust”).
All Funds

2.  To approve a new investment management agreement between the Fund and Midas Management Corporation (“Midas Management”), the Fund’s current investment manager, so that Midas Management can continue to provide services to the Fund.  As discussed in the Proxy Statement, the Fund’s prior investment management agreement has been deemed to have terminated due to a change in control of Midas Management’s parent company, and Midas Management currently serves as the Fund’s investment manager pursuant to an interim investment management agreement.  Accordingly, in order for Midas Management to continue to provide services to the Fund beyond the interim period, shareholders are being asked to approve a new investment management agreement, under which Midas Management would continue to provide the same services at the same management fee rate.
All Funds

3. To elect Bruce B. Huber, James E. Hunt, Peter K. Werner, and Thomas B. Winmill to the Fund’s Board.	All Funds

The Boards of Directors of each Fund (each, a “Board” and collectively, the “Boards”) have considered each of these proposals and unanimously recommend that you vote FOR each proposal.

Formal notice of the Meeting appears on the next page and is followed by a brief overview of the proposals in “Question and Answer” format and the Proxy Statement for the Meeting.  We hope you can attend the Meeting.  Whether or not you are able to attend, it is important that your shares be represented at the Meeting.  Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

On behalf of the Boards and the management of each Fund, I extend our appreciation for your continued support.

Sincerely,

Thomas B. Winmill
President

YOUR VOTE IS IMPORTANT
We consider the vote of each shareholder important, whatever the number of shares held.  Please sign, date, and return your proxies in the enclosed envelope or vote via telephone or the Internet at your earliest convenience.
Delay may cause a Fund to incur additional expenses to solicit votes for the Meeting.

MIDAS FUND, INC.
MIDAS MAGIC, INC.
MIDAS PERPETUAL PORTFOLIO, INC.
11 Hanover Square
New York, NY 10005
www.MidasFunds.com

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

August [ ], 2012
To the Shareholders of
Midas Fund, Inc.,
Midas Magic, Inc., and
Midas Perpetual Portfolio, Inc.:

The Joint Special Meeting (“Meeting”) of Shareholders of Midas Fund, Inc. (“Midas Fund”), Midas Magic, Inc. (“Midas Magic”), and Midas Perpetual Portfolio, Inc. (“Perpetual Portfolio”) (each, a “Fund,” and collectively, the “Funds”) will be held at the Funds’ principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on September [  ], 2012, at [  ] a.m. ET.  At the Meeting, each Fund’s shareholders, voting separately from the other Funds’ shareholders, will be asked:

Proposal	Funds Covered by Proposals

1.  To approve an Agreement and Plan of Reorganization for the Fund, pursuant to which the Fund will be organized into a corresponding, similarly named, series (“New Fund”) of a newly established Delaware statutory trust (“New Trust”).
All Funds

2. To approve a new investment management agreement between the Fund and Midas Management Corporation, the Fund’s current investment manager. No fee increase is proposed.	All Funds

3. To elect Bruce B. Huber, James E. Hunt, Peter K. Werner, and Thomas B. Winmill to the Fund’s Board.	All Funds

These proposals are discussed in the Proxy Statement attached to this Notice.  THE BOARDS OF DIRECTORS OF THE FUNDS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THESE PROPOSALS.  Each shareholder is invited to attend the Meeting in person.  Only holders of record at the close of business on July [  ], 2012, are entitled to receive notice of, and to vote at, the Meeting.

JOHN F. RAMIREZ
Secretary

Important Notice regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on September [  ], 2012:  This Notice of the Joint Special Meeting of Shareholders, Proxy Statement and form of proxy card are available on the Funds’ website at www.MidasFunds.com.

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.  WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.  THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS OF THE FUNDS.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1.           Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.           Joint Accounts:  When shares are held jointly, either holder may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.           All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TrustAccounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr.
UGMA or UTMA
(2) Estate of John Doe, John B. Smith, Jr., Executor	John B. Smith, Jr., Executor

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

While we strongly encourage you to read the full text of this Proxy Statement, we also are providing the following brief overview of the proposals in “Question and Answer” format.  If you have any questions about the proposals or how to vote your shares, please call ____________ toll-free at ____________.

Question:	What proposals will be acted upon at the Meeting?

A.
At the Meeting, each Fund’s shareholders, voting separately from the other Funds’ shareholders, will be asked: (1) to approve an Agreement and Plan of Reorganization for the Fund, pursuant to which the Fund will be organized into a corresponding, similarly named, series (“New Fund”) of a newly established Delaware statutory trust named [] (“New Trust”) (“Proposal 1”); (2) to approve a new investment management agreement (a “New Management Agreement” and together, “New Management Agreements”) between the Fund and Midas Management Corporation (“Midas Management”), the Fund’s current Investment Manager (“Proposal 2”); and (3) to elect James E. Hunt, Bruce B. Huber, Peter K. Werner, and Thomas B. Winmill to the Fund’s Board.

Question:	What are shareholders being asked to approve in Proposal 1?

A.
Each Fund’s shareholders, voting separately from the other Funds’ shareholders, are being asked to approve a proposal to reorganize the Fund into a New Fund that will be a separate series of [ ], a newly established Delaware statutory trust, which will have substantially identical investment objectives and policies as each Fund (each, a “Reorganization,” and together, the “Reorganizations”).  The Fund’s investment manager, independent registered public accounting firm, and other service providers will be identical and continue to serve in the same roles for the Trust under agreements that are substantially similar to their agreements with the Fund.  Bruce B. Huber, James E. Hunt, Peter K. Werner, and Thomas B. Winmill, each of whom has served on the Board of each Fund, will serve on the Board of Trustees of the New Trust (“Trustees”).  As part of the Reorganizations, you are also being asked to approve a change in the fundamental investment restriction of Perpetual Portfolio that is discussed in further detail in “Comparison of the New Funds and the Funds” below.

Question:	Why are the Boards proposing the Reorganizations?

A.
The Reorganizations are being proposed because the Boards believe that the Delaware statutory trust form of organization offers a number of advantages over the Maryland corporate form of organization.  As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by funds seeking to have more flexibility with respect to their administration.  Further, the Reorganizations are intended to allow the Funds to operate under uniform, modern, and flexible governing documents that are expected to increase operating efficiency and reduce future costs associated with Fund governance and compliance monitoring.

Question:	Will the management fee and investment management agreement change upon approval of the Reorganizations?

A.
The contractual management fee for the New Funds will be the same that is currently in effect for each Fund. As part of the Reorganizations, the New Funds will also adopt a combined investment management agreement that is substantially similar to the New Management Agreements described under Proposal 2. The changes to these investment management agreements are being proposed in order to standardize terms and language across the larger group of investment companies advised by affiliates of Winmill & Co. Incorporated (“Winco”), the parent company of Midas Management (“Fund Complex”). These changes are discussed in further detail in “Summary of the Terms of the New and Prior Management Agreements” below.

Question:	Will there be any sales load, commission, or other transactional fee paid by shareholders in connection with the Reorganizations?

A.
No.  The full value of your shares of a Fund will be exchanged for the same number of shares of the corresponding New Fund, having the same aggregate net asset value, without any sales load, commission or other transactional fee being imposed. The costs of the Meeting and the Reorganizations will be paid by the Funds and, as applicable, the New Funds.

Question:	What will be the federal income tax consequences of the Reorganizations?

A.
There should be no federal income tax consequences as a result of the Reorganizations. Each Reorganization is designed to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Question:	What happens if the Reorganizations are not approved?

A.
If shareholders of each of the Funds do not approve the Reorganizations, the Funds will continue to operate as separate Maryland corporations and Perpetual Portfolio’s fundamental investment restriction will not be changed.  If, however, the shareholders of only certain Funds approve the applicable Reorganization, the Directors and the officers of that Fund will implement the Reorganization on behalf of such Fund.  Perpetual Portfolio’s fundamental investment restriction will change if its shareholders approve the Reorganization.

Question:	What are shareholders being asked to approve in Proposal 2?

A.
Each Fund’s shareholders, voting separately from the other Funds’ shareholders, are being asked to approve a New Management Agreement between the Fund and Midas Management, the Fund’s current investment manager.  Under the New Management Agreement, Midas Management would continue to provide the same services at the same management fee rate as it did under the prior investment management agreement with the Fund (each, a “Prior Management Agreement” and together, the “Prior Management Agreements”).  While the terms of the New Management Agreements generally are substantially similar to those of the Prior Management Agreements, certain changes are being proposed in the New Management Agreements in order to standardize terms and language across the Fund Complex.  Please see “Summary of the Terms of the New and Prior Management Agreements” in the Proxy Statement for a comparison of the material terms of both agreements.

Question:	Why are shareholders being asked to approve the New Management Agreements?

A.
You are being asked to approve the New Management Agreements so that Midas Management can continue to provide services to the Funds.  On May 15, 2012, Bassett S. Winmill, who owned 100% of the voting stock (“voting stock”) of Winco, the parent company of Midas Management, passed away.  In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred (the “Transfer”) to a trust, the Winmill Family Trust (the “Trust”).  Thomas B. Winmill and Mark C. Winmill, Bassett Winmill’s sons, were designated co-trustees of the Trust.  As co-trustees, Thomas Winmill and Mark Winmill now have sole authority to vote the voting stock on behalf of the Trust.

Accordingly, the Transfer has been treated as constituting a “change in control” of Midas Management under the Investment Company Act of 1940, as amended (“1940 Act”), and thus resulted in the assignment and termination of the Prior Management Agreements.  Each Fund is currently being managed by Midas Management pursuant to interim investment management agreements approved by the Board of each Fund.  However, in order for Midas Management to continue to provide services to the Funds beyond the interim period, shareholders are being asked to approve for the Fund or Funds in which they hold shares a New Management Agreement, which provides for the same services and has the same fee rates as that Fund’s Prior Management Agreement.  Further information on the reasons for Proposal 2 is contained in “Background” in the Proxy Statement.

Question:	What happens if the New Management Agreements are not approved?

A.
If shareholders of a Fund do not approve the New Management Agreement, Midas Management will cease to serve as that Fund’s investment manager after October 12, 2012 under the interim investment management agreements and the Fund’s Board will meet to consider appropriate action.

Question:	What happens if all of the Proposals are approved?

A.
If all of the Proposals are approved, only Proposal 1 will be implemented.  This is because (i) shareholder approval of Proposal 1 will constitute shareholder approval of a joint investment management agreement for each of the New Funds as series of the New Trust and (ii) Bruce B. Huber, James E. Hunt, Peter K. Werner, and Thomas B. Winmill, each of whom has served as a Director of the Funds, will serve as Trustees of the New Trust.

Question:	Who will bear the expenses related to the Meeting and Reorganizations?

A.	The Funds and, as applicable, the New Funds will bear the expenses associated with the Meeting and the Reorganizations, including the costs of printing, mailing, tabulating, and soliciting proxies.

Question:	How do the Boards recommend that I vote?

A.
After careful consideration of the proposals, the Boards, including all those members who are not “interested persons” (as defined in the 1940 Act) of the Funds, unanimously approved the proposals and recommend that you vote in favor of the proposals.  The reasons for the Boards’ recommendations are discussed in more detail in the Proxy Statement.

Question:	What number should I call if I have questions?

A.	We will be pleased to answer your questions about this proxy solicitation. Please call each Fund’s proxy solicitor, __________, toll free at __________ with any questions.

Question:	How do I vote?

A.
You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Meeting in person.  You may also vote by phone by calling __________ toll free at __________ or via the Internet.

If you are a record holder of one or more than one of the Funds’ shares and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

If you hold shares of one or more than one Fund through a bank, broker or other nominee, and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form or a letter from your bank, broker or other nominee’s statement indicating ownership as of the Record Date.

THE BOARDS OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

JOINT SPECIAL MEETING OF SHAREHOLDERS
OF
MIDAS FUND, INC.,
MIDAS MAGIC, INC.
AND
MIDAS PERPETUAL PORTFOLIO, INC.
11 Hanover Square
New York, NY 10005
www.MidasFunds.com

PROXY STATEMENT
August [ ], 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors (each, a “Board” and collectively, the “Boards”) of Midas Fund, Inc. (“Midas Fund”), Midas Magic, Inc. (“Midas Magic”) and Midas Perpetual Portfolio, Inc. (“Perpetual Portfolio”) (each, a “Fund,” and collectively, the “Funds”), to be voted at the Joint Special Meeting of Shareholders of the Funds to be held at the Funds’ principal executive offices at 11 Hanover Square, 12th Floor, New York, New York  10005, on September [  ], 2012 at [  ] a.m. ET, and at any adjournments or postponements thereof (the “Meeting”).

At the Meeting, each Fund’s shareholders, voting separately from the other Funds’ shareholders, will be asked:

Proposal	Shareholders Entitled to Vote	Page
1.  To approve an Agreement and Plan of Reorganization (each, a “Reorganization Agreement” and together, the “Reorganization Agreements”) of the Fund into a corresponding, similarly named, series (“New Fund”) of a newly established Delaware statutory trust (“New Trust”);
	Shareholders of each Fund, voting separately by Fund.	[ ]
2. To approve a new Investment Management Agreement between the Fund and Midas Management Corporation (“Midas Management”), the Fund’s current investment manager; and	Shareholders of each Fund, voting separately by Fund.	[ ]
3. To elect James E. Hunt, Bruce B. Huber, Peter K. Werner, and Thomas B. Winmill to the Fund’s Board.	Shareholders of each Fund, voting separately by Fund.	[ ]

Paper copies of our proxy materials are being sent to registered shareholders, that is, those whose shares are registered directly in shareholders’ names with the Funds’ transfer agent, Huntington Asset Services, Inc.  “Street name” shareholders, those whose shares are held in the name of a bank, broker or other nominee on the shareholders’ behalf, are being sent a Notice of Internet Availability of Proxy Materials.  Street name shareholders must request paper copies of our proxy materials.  It is estimated that proxy materials, or a Notice of Internet Availability of Proxy Materials, will be mailed to shareholders as of the Record Date on or about August [  ], 2012.

The Boards have fixed the close of business on July [  ], 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”).  On the Record Date, each Fund had the number of shares issued and outstanding:

Fund	Total Shares Outstanding
Midas Fund	[ ]
Midas Magic	[ ]
Perpetual Portfolio	[ ]

Each outstanding share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on the matters to be voted on at the Meeting.  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted “FOR” the proposals.  Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 11 Hanover Square, 12th Floor, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.

Each Fund will furnish to its shareholders upon request, without charge, copies of its 2011 Annual Report for the fiscal year ended December 31, 2011. Each Fund’s Semi-Annual Report to Shareholders, containing unaudited financial statements for the period ended June 30, 2012, will be mailed to shareholders when available. Requests for such Annual Reports or Semi-Annual Reports should be directed to each Fund at 11 Hanover Square, New York, New York 10005 or by telephone toll-free at 1-800-400-6432. Such Annual Reports and Semi-Annual Reports are not to be regarded as proxy soliciting material.

As of the Record Date, the Funds are not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), owning beneficially more than 5% of each Fund’s outstanding common shares, except as follows:

Fund	Name and Address of Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Midas Fund

Midas Magic

Perpetual Portfolio

The following table shows the amount of each Fund’s outstanding shares beneficially owned (unless otherwise indicated) by (i) the Fund’s Directors and each nominee for Director; (ii) the Fund’s executive officers; and (iii) the Fund’s Directors and executive officers as a group.  All information is as of the Record Date.

Director/Nominee	Midas Fund	%	Midas Magic	%	Perpetual Portfolio	%

Bruce B. Huber

James E. Hunt

Peter K. Werner

Thomas B. Winmill

Thomas O’Malley

John F. Ramirez

Directors and Officers as a
group (6 persons)

*	Indicates less than 1%.

For each Fund, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the votes of that Fund entitled to be cast at the Meeting.  Whether or not a quorum is present at the Meeting, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without further notice other than announcement at the Meeting.  At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.

Properly executed proxies may contain instructions to abstain from voting (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).  The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  As set forth in each Fund’s Charter, Proposal 1 is a matter to be determined by the affirmative vote of a majority of the total number of shares outstanding and entitled to vote on such matter.  Proposal 2 is a matter to be determined by the vote of a majority of outstanding voting securities (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)); thus, abstentions and broker-non-votes will have the same effect as a vote against the proposal.  As set forth in each Fund’s Bylaws, Proposal 3 is a matter to be determined by the affirmative vote of a plurality of votes cast at the Meeting on such matter.  Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.  Accordingly, abstentions and broker non-votes will have no effect on Proposal 3.

No other business may be acted upon at the Meeting other than as described in this Proxy Statement.  If any procedural matters related to any of the proposals described herein properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.

All costs of soliciting proxies for the Meeting will be borne by the Funds. The Funds have retained _______ to assist in the solicitation of proxies for a fee of $[ ], plus reimbursement for out-of-pocket expenses.  Banks, brokerage houses, and other custodians will be requested on behalf of the Funds to forward solicitation material to the beneficial owners of Fund shares to obtain authorizations for the execution of proxies, and the Funds will reimburse them for any reasonable expenses they incur.  In addition, some of the officers of the Funds and persons affiliated with Midas Management Corporation, the Funds’ investment manager (“Midas Management”), may, without remuneration, solicit proxies personally or by telephone or electronic communications.

Proposal 1

Affected:  All Funds

APPROVAL OF AGREEMENTS AND PLANS OF REORGANIZATION

OVERVIEW

How will the Funds be reorganized?

At a joint meeting of the Boards of the Funds held on [ ], 2012, each Fund’s Board approved, on that Fund’s behalf, an Agreement and Plan of Reorganization in substantially the form attached to this Proxy Statement as Appendix  A (each, a “Reorganization Agreement” and together, the “Reorganization Agreements”), pursuant to which each Fund would be reorganized into a corresponding New Fund, a series of [ ] (“New Trust”), which is a newly established Delaware statutory trust, as set forth below.  The name of each Fund’s corresponding New Fund after its Reorganization is indicated in the right-hand column.

Fund	New Fund
Midas Fund, Inc.	Midas Fund
Midas Magic, Inc.	Midas Magic
Midas Perpetual Portfolio, Inc.	Midas Perpetual Portfolio

What are shareholders being asked to approve in Proposal 1?

Shareholders of each Fund are now being asked to approve the Reorganization Agreement applicable to that Fund. If shareholders of a Fund approve the applicable Reorganization Agreement, the Directors and officers of the Fund will implement the Reorganization Agreement on its behalf. If a Reorganization is approved, it is expected that it will take effect after the close of business on or about September [ ], 2012, although this date may be adjusted in accordance with each Reorganization Agreement (“Closing Date”).

Each Reorganization Agreement contemplates:

•
the transfer of all of the assets of a Fund to the corresponding New Fund, a series of the New Trust (as shown in the table above), in exchange solely for voting shares of beneficial interest (“shares”) of that New Fund and that New Fund’s assumption of all of the Fund’s liabilities; and

•
the distribution to each shareholder of the Fund, in exchange for his or her shares of stock of that Fund, of the same number of full and fractional shares of the corresponding New Fund, having the same aggregate net asset value as the full and fractional shares of stock of the Fund held by that shareholder at the close of business on the applicable Closing Date.

For a Reorganization to occur, a Fund’s shareholders will need to approve the applicable Reorganization Agreement.  For a more detailed discussion of the terms of the Reorganization Agreements, please see “Summary of the Reorganization Agreements” below.

If approved, the Reorganization of a Fund will have the following effects with respect to its corresponding New Fund immediately after the Closing Date:

•
Bruce B. Huber, James E. Hunt, Peter K. Werner and Thomas B. Winmill, each of whom has served on the Boards of the Funds for a number of years, will serve as Trustees of the New Trust (except as otherwise specified, the Board of Trustees for the New Funds will also be referred to as the “Board”).

•
The New Trust (on behalf of the New Funds) will enter into or adopt, as applicable, an investment management agreement with each Fund’s current investment manager, Midas Management, that is generally substantially similar to the current investment management agreement between each Fund and Midas Management.  The management fee rate for the New Funds will be the same as that currently in effect for each Fund.

•
The New Trust (on behalf of the New Funds) will enter into or adopt, as applicable, a distribution plan pursuant to Rule 12b-1 under the 1940 Act that is substantially similar to each Fund’s existing plan (except for the name of the entity adopting the plan).

•	Perpetual Portfolio’s investment restriction relating to the concentration of investments will be revised as described below.

Shareholders of the Funds are not being asked to vote separately on these matters. By voting “FOR” Proposal 1, a Fund’s shareholders are voting to approve all the actions described above for the Fund and its corresponding New Fund. More information on each of these matters is discussed under “Comparison of the New Funds and the Funds” below.

Why are the Boards recommending approval of the Reorganization Agreements?

 As noted above, at a joint meeting of the Boards held on [ ], 2012, the Boards approved a series of proposals and actions that are designed to streamline and modernize the operations of the Funds by reorganizing them to a different jurisdiction and as a statutory trust.

The primary purposes of the proposed Reorganizations are to (i) seek future economies of scale and to eliminate certain costs associated with operating three different business entities and (ii) allow the Funds to operate under modern and flexible governing documents that also are anticipated to increase efficiencies of the Funds.  In unanimously approving the Reorganization Agreements and recommending that shareholders of the Funds also approve the Reorganization Agreements, the Boards were provided and evaluated information they reasonably believed necessary to consider the proposed Reorganizations. The Board of each Fund unanimously determined that (i) the investment interests of its Fund’s shareholders will not be diluted as a result of its Reorganization and (ii) participation in that Reorganization is in the best interests of its Fund and its shareholders. Summarized below are the key factors considered by the Boards:

•
In recent years, many mutual funds have reorganized as Delaware statutory trusts. The Boards believe that the Delaware statutory trust form of organization provides more flexibility with respect to the administration of the New Funds, which potentially could lead to greater operating efficiencies and greater flexibility in structuring shareholder voting rights and shareholder meetings.

•
The New Trust may be able to realize greater operating efficiencies because the Reorganizations would permit the New Funds to operate under uniform, modern and flexible governing documents that would streamline the governance process and could reduce costs associated with governance and compliance monitoring.

•	The investment objective(s) or principal investment strategies of the New Funds will be identical to those of the Funds in effect immediately prior to the Reorganizations.

•	There is no anticipated material adverse effect on the Funds’ annual operating expenses and shareholder fees and services as a result of the Reorganizations.

•	Based on an opinion of K&L Gates LLP, counsel to the Funds (“Counsel”), there will be no direct federal income tax consequences of a Reorganization to shareholders of the participating Fund.

What effect will the Reorganizations have on the Funds and their shareholders?

The Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Funds. The investment manager, portfolio manager(s), and other service providers for a New Fund will be the same as they were for the corresponding Fund prior to the Reorganization; the services provided by those service providers for the New Fund will be the same as they were for the corresponding Fund prior to the Reorganization; and the New Fund will offer the same services to shareholders as are currently provided by the corresponding Fund. The Reorganizations will result in name changes for the Funds (which do not require shareholder approval).

Immediately after a Fund’s Reorganization, each shareholder of the Fund will own shares of the corresponding New Fund that are equal in number and in value to the shares of stock of the Fund that were held by the shareholder immediately prior to the closing of the Reorganization. For example, if you currently own 100 shares of stock of a Fund, immediately after the closing of that Fund’s Reorganization, you will own 100 shares of the corresponding New Fund having the same net asset value as your original 100 shares of stock of the Fund.

As a result of the Reorganizations, shareholders of the Funds, which are organized as Maryland corporations, will become shareholders of the corresponding New Funds, each of which is a series of the New Trust, a Delaware statutory trust. As a technical matter, shareholders will be deemed to have approved, to the extent necessary, any actions required to terminate the Maryland corporations. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see “Comparison of the New Funds and the Funds—How will the New Funds be organized?” below.

Will there be any sales load, commission, or other transactional fee paid by shareholders in connection with the Reorganizations?

No. The full value of your shares of stock of a Fund will be exchanged for shares of the corresponding New Fund without any sales load, commission, or other transactional fee being imposed on you. The costs of a Fund’s Reorganization will be paid by the Fund and, as applicable, its corresponding New Fund.

What will be the federal income tax consequences of the Reorganizations?

As a condition to consummation of a Reorganization, the participating Fund will receive an opinion from Counsel to the effect that neither that Fund nor its shareholders will recognize any gain or loss as a result of the Reorganization. As a general matter, the holding period for, and the aggregate tax basis in, a New Fund’s shares a shareholder receives pursuant to a Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Fund shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the applicable Closing Date).  Also, a New Fund’s holding period for, and tax basis in, each asset a Fund transfers to it generally will include the Fund’s holding period for, and will be the same as the New Fund’s tax basis in, that asset immediately prior to the Reorganization. Please see “Summary of the Reorganization Agreements—What are the federal income tax consequences of the Reorganizations” below for further information.

Who is bearing the expenses related to the Reorganizations?

The Funds and, as applicable, the New Funds, will bear the expenses associated with the Reorganizations. The share of the expenses related to the Reorganizations to be paid by each Fund will be based in part on its average net assets as a percentage of the aggregate average net assets of the Funds.

SUMMARY OF THE REORGANIZATION AGREEMENTS

What are the terms and conditions of the Reorganization Agreements?

The terms and conditions under which each Reorganization would be completed are contained in the applicable Reorganization Agreement. The following summary of the Reorganization Agreements is qualified in its entirety by reference to each Reorganization Agreement itself, the form of which is attached to this Proxy Statement as Appendix A.  (For simplicity and convenience, the following discussion refers only to one Fund, one New Fund, one Reorganization Agreement, and one Reorganization, but it applies to all the Funds, New Funds, Reorganization Agreements, and Reorganizations.)

The Reorganization Agreement provides that the New Fund will acquire all of the assets of the Fund in exchange solely for shares of the New Fund and the New Fund’s assumption of the Fund’s liabilities. The Reorganization Agreement further provides that, as soon as practicable after the Closing Date, the Fund will distribute the shares of the New Fund it receives in the Reorganization to its shareholders and then will dissolve.

The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal in value, as calculated at the close of business (generally 4:00 p.m., ET) on the Closing Date, to the number of full and fractional shares of the Fund you own on the Closing Date. The New Fund will not issue certificates representing the New Fund shares issued in connection with the Reorganization.  After that distribution, the Fund will take all necessary steps under applicable state law, its governing documents, and any other applicable law to effect its complete dissolution.

The Reorganization Agreement may be terminated, and the Reorganization may be abandoned, at any time prior to its consummation, whether before or after the Fund’s shareholders’ approval, by the Fund and the New Fund’s mutual agreement or by either of them in the case of the other’s material breach of the Reorganization Agreement, failure to satisfy a condition specified in the Reorganization Agreement, or in certain other circumstances.  The completion of the Reorganization also is subject to various conditions, including (1) the approval of the Reorganization Agreement and the transactions contemplated thereby by the Board and by the Fund’s shareholders at the Meeting; (2) the completion of all necessary filings with the Securities and Exchange Commission (“SEC”) and state securities authorities; (3) the receipt of all material consents, orders, and permits of federal, state, and local regulatory authorities necessary to consummate the Reorganization; (4) the receipt of an opinion of Counsel that the Reorganization will constitute a tax-free reorganization for federal income tax purposes and regarding the federal income tax consequences of the Reorganization; (5) the issuance by the New Fund of an initial share to Midas Management or its affiliate, to permit Midas Management or its affiliate to take all necessary actions as the New Fund’s sole shareholder that are required to be taken by the New Fund; (6) the New Trust (on behalf of the New Fund) having entered into or adopted, as applicable, an investment management agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for each New Fund’s operations; and (7) other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date. The Reorganization Agreement provides that either the Fund or the New Fund may waive compliance with any of the conditions made therein for its benefit, if such waiver will not have a material adverse effect on the Fund’s shareholders other than the conditions numbered (1) and (4) above.

For the Reorganization to occur, the Fund’s shareholders will need to approve the Reorganization Agreement.  If shareholders of the Fund do not approve the Reorganization Agreement or the Reorganization is not consummated for any other reason, the Fund’s Board will consider other courses of action.

What are the federal income tax consequences of the Reorganizations?

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (“section” references below are to sections of that code).

As a condition to consummation of a Reorganization, the participating Fund and the New Trust will receive an opinion from Counsel to the effect that -- based on the facts and assumptions stated therein and conditioned on the representations and warranties of the Fund and the New Trust made in the applicable Reorganization Agreement (and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to the Reorganization Agreement) being true and complete on the Closing Date and the consummation of the Reorganization in accordance with the Reorganization Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Counsel has not approved) -- for federal income tax purposes:

1.
The Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each of the Fund and the New Fund participating therein will be a “party to a reorganization” (within the meaning of section 368(b));

2.	Neither the Fund nor the New Fund will recognize any gain or loss on the Reorganization;

3.	The Fund’s shareholders will recognize no gain or loss on the exchange of all their Fund shares solely for shares of the New Fund pursuant to the Reorganization;

4.
A shareholder’s aggregate basis in the New Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Fund shares it actually or constructively surrenders in exchange for those New Fund shares, and its holding period for those New Fund shares will include, in each instance, its holding period for those Fund shares, provided the shareholder holds them as capital assets on the Closing Date;

5.
The New Fund’s basis in each asset the Fund transfers to it will be the same as the Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each such asset will include the Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); and

6.
For purposes of section 381, the New Fund will be treated just as the Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Fund’s taxable year, its tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization.

Notwithstanding anything in the Reorganization Agreement to the contrary, such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

The foregoing description of the federal income tax consequences of the Reorganizations does not take into account the particular circumstances of any shareholder.  If a Reorganization fails to meet the requirements of section 368(a)(1)(F), a shareholder could realize a gain or loss on the transaction.  Shareholders are therefore urged to consult their tax advisers as to specific consequences of the Reorganizations, including the applicability and effect of state, local, foreign, and other taxes.

COMPARISON OF THE NEW FUNDS AND THE FUNDS

How will the New Funds be organized?

Each of the Funds is currently organized as a separate Maryland corporation. If a Reorganization is approved, the affected Fund will be converted to a corresponding series of the New Trust, which is a Delaware statutory trust governed by an Agreement and Declaration of Trust (“Trust Instrument”) and Bylaws. The operations of each Fund and New Fund are also governed by applicable state and federal law.

Who will serve on the New Trust’s Board of Trustees?

Bruce B. Huber, James E. Hunt, Peter K. Werner and Thomas B. Winmill, each of whom has served on the Boards of the Funds for a number of years, will serve as Trustees of the New Trust.  The approval of the Reorganization Agreements will constitute shareholder approval of Messrs. Huber, Hunt, Werner, and Winmill as Trustees of the New Trust.

How does the New Trust compare to each Fund’s current legal structure?

Under the Trust Instrument and Bylaws of the New Trust, the Board of the New Trust will have more flexibility than the Boards of the Funds and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Board of the New Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Funds to operate in a more efficient manner and may reduce the circumstances in which shareholder approval will be required. For example, the Trustees will not have to undergo the costly and time-consuming process of obtaining shareholder approval to amend the Trust Instrument, with certain exceptions, including amendments that affect shareholder rights to vote and amendments that require shareholder vote under applicable law or the New Funds’ registration filed with the SEC.  In addition, under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens (such as filing officers’ certificates or other documents with state authorities each time a board of trustees amends a trust’s governing documents).

Importantly, the Trustees of the New Trust will have the same fiduciary obligations under applicable federal securities laws to act with due care and in the interest of the New Funds and their shareholders as do the Directors with respect to the Funds.

Other material differences between the New Trust and the Funds are summarized in Appendix B, although this is not a complete comparison. Shareholders should refer to the provisions of the governing documents of the Fund and the New Fund and the relevant state law directly for a more thorough comparison. Copies of the governing documents are available to shareholders without charge upon written request to the Funds at 11 Hanover Square, New York, New York 10005.  A form of the New Trust’s Trust Instrument is also attached to this Proxy Statement as Appendix C.

What will happen to each Fund’s investment management agreement with Midas Management?

The approval of each Reorganization Agreement will constitute shareholder approval of a joint investment management agreement for each of the New Funds as series of the New Trust. This means that if the Reorganization Agreement for each Fund is approved by its shareholders and the Reorganization of the Funds occurs, the New Trust will enter into a combined investment advisory agreement with Midas Management on behalf of each New Fund. While the other terms of the New Funds’ investment management agreement generally are substantially similar to those of the current agreements, certain changes are being proposed in the new investment management agreement in order to standardize terms and language across all funds in the larger group of investment companies advised by affiliates of Winmill & Co. Incorporated (“Winco”), the parent company of Midas Management. A description of the changes to these agreements can be found in Proposal 2 and a form of the New Funds’ investment management agreement is also attached to this Proxy Statement as Appendix D.

Will the management fee rate for the New Funds be different?

No. The contractual management fee for each New Fund will be the same as the contractual management fee for the corresponding Fund.

Under the investment management agreement of Midas Fund, Midas Management receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. Under the investment management agreement of Midas Magic, Midas Management receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Perpetual Portfolio, Midas Management receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of .50% of the first $250 million, .45% from $250 million to $500 million, and .40% over $500 million. The Funds also reimburse Midas Management for providing certain administrative services at cost comprised of compliance and accounting services. Perpetual Portfolio has also entered into an expense limitation letter agreement with Midas Management wherein Midas Management has agreed to waive the fees payable to it by that Fund through April 30, 2013. This expense limitation arrangement can only be amended or terminated with the approval of Perpetual Portfolio’s Board. If the Reorganization Agreement is approved by the shareholders of Perpetual Portfolio and the Reorganization occurs, the New Fund that corresponds to Perpetual Portfolio will enter into a new expense limitation letter with Midas Management that will be substantially identical to the current expense limitation letter.

What will happen to each Fund’s distribution plan?

Each Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (together, “Current 12b-1 Plan”). If a Fund’s Reorganization is approved, the New Trust (on behalf of the New Funds) will enter into or adopt, as applicable, a distribution plan in accordance with Rule 12b-1 (together, “New 12b-1 Plan”). The maximum amount payable under the New 12b-1 Plan (expressed as an annual percentage of the average net assets of the relevant class) will remain the same as it was under the corresponding Current 12b-1 Plan.

The Board of each Fund, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Current 12b-1 Plan or its affiliates, last approved the continuation of the Current 12b-1 Plan on March 6, 2012.  In connection with its approval of the applicable Reorganization, the Board of each Fund, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any person who will be a party to the New 12b-1 Plan, separately approved the form of the New 12b-1 Plan at a joint meeting of the Boards on July [ ], 2012.

Each Current 12b-1 Plan can be terminated at any time by a vote of a majority of the Directors who are not “interested persons” (within the meaning of the 1940 Act) of the Funds (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Each New 12b-1 Plan will be terminable at any time by a vote of a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the New Trust (“Independent Trustees”) or by a vote of the majority of the outstanding votes of such New Fund. Any change to any 12b-1 Plan that would materially increase the costs to the relevant class of shares of a Fund may not be instituted without the approval of the outstanding voting securities or votes, as applicable, of that class, any class of shares that converts into that class and a majority of the Independent Directors or Independent Trustees, as applicable.

How will the Funds’ investment objectives change?

If the Reorganizations are approved, each Fund’s investment objectives and strategies will remain the same.

How will the investment restrictions of the New Funds differ from the investment restrictions of the Funds?

The fundamental investment restrictions of Midas Fund and Midas Magic will not change as a result of the Reorganization.

In connection with the Reorganization, one of Perpetual Portfolio’s fundamental investment restrictions would be revised to reflect the SEC staff’s position on concentrating investments. This investment restriction will not change if its shareholders do not approve the Reorganization with respect to Perpetual Portfolio. The proposed change is set forth below:

Current Fundamental Investment Restriction	Revised Fundamental Investment Restriction
Perpetual Portfolio may not purchase any securities, other than obligations of domestic branches of U.S. or foreign banks, or the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry.

Perpetual Portfolio may not purchase any securities, other than obligations of ~~domestic branches of U.S. or foreign banks, or~~ the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry.

Required Vote

Approval of Proposal 1 will be determined separately for each Fund.  The consummation of one Reorganization is not contingent on the consummation of any other Reorganization.  As set forth in each Fund’s Charter, approval of Proposal 1 for a Fund requires the affirmative vote of a majority of the total number of shares outstanding and entitled to vote thereon.

THE BOARDS OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” APPROVAL OF THE APPLICABLE AGREEMENT AND PLAN OF REORGANIZATION.

Proposal 2

Affected:  All Funds

TO APPROVE NEW MANAGEMENT AGREEMENTS BETWEEN EACH FUND AND MIDAS MANAGEMENT, THE FUNDS’ CURRENT INVESTMENT MANAGER

Background

Shareholders are being asked to approve new investment management agreements (the “New Management Agreements”) between each Fund and Midas Management Corporation (“Midas Management”), the Funds’ current investment manager, so that Midas Management can continue to provide services to the Funds.  Under the New Management Agreements, Midas Management would continue to provide the same services at the same management fee rate as it did under the prior investment management agreements with each Fund (the “Prior Management Agreements”).  While the terms of the New Management Agreements generally are substantially similar to the Prior Management Agreements, the New Management Agreements contain certain provisions that will standardize terms and language across all funds in the Fund Complex.  Please see “Summary of the Terms of the New and Prior Management Agreements” below.

Shareholder approval of the New Management Agreements is being requested in connection with the deemed automatic termination of the Prior Management Agreements by operation of federal securities law. On May 15, 2012, Bassett S. Winmill, who owned 100% of the voting stock (“voting stock”) of Winco, the parent company of Midas Management, passed away. In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred (the “Transfer”) to a trust, the Winmill Family Trust (the “Trust”).  Thomas B. Winmill and Mark C. Winmill, Bassett Winmill’s sons, were designated co-trustees of the Trust.  As co-trustees, Thomas Winmill and Mark Winmill now have sole authority to vote the voting stock on behalf of the Trust.

Accordingly, the Transfer has been treated as constituting a “change in control” of Midas Management under the 1940 Act and thus resulted in the assignment and termination of the Prior Management Agreements.  To avoid interruption of management services to the Funds, at an in-person meeting held on May 25, 2012, the Boards, including a majority of the Directors of the Funds who are not interested persons (as defined under the 1940 Act) of the Funds or Midas Management or its affiliates (the “Independent Directors”), approved interim investment management agreements for each Fund with Midas Management (the “Interim Management Agreements”).  Midas Management is currently managing each Fund pursuant to the Interim Management Agreements which, pursuant to 1940 Act rules, allow Midas Management to continue performing investment management services for each Fund for a maximum of 150 days following termination of the Prior Management Agreements.  The Interim Management Agreements are identical to the Prior Management Agreements, except with respect to certain provisions required by law regarding effectiveness, duration, and termination.  The Funds pay the same fees under the Interim Management Agreements as they paid under the Prior Management Agreements. The 1940 Act requires that advisory agreements, other than certain interim agreements, be approved by a vote of a majority of the outstanding shares of a fund.  To satisfy this requirement, the Boards are now soliciting shareholder approval of the New Management Agreements prior to the expiration of the 150-day duration of the Interim Management Agreements on October 12, 2012.

Summary of the Terms of the New and Prior Management Agreements

Midas Management previously served as the investment manager to each Fund pursuant to the Prior Management Agreements and, as noted above, currently serves as the investment manager to each Fund pursuant to the Interim Management Agreements effective May 25, 2012. The Prior Management Agreements were last approved by shareholders of Midas Fund on August 25, 1995, Midas Magic on April 30, 1987, and Perpetual Portfolio on June 4, 1980. Midas Fund’s Prior Management Agreement was last approved by shareholders of the Fund in connection with a change of its investment manager. Midas Magic’s Prior Management Agreement was last approved by shareholders of the Fund in connection with changes to its investment policies. Perpetual Portfolio’s Prior Management Agreement was last approved by shareholders of the Fund in connection with a reduction in its investment management fee and changes to its investment policies. The New Management Agreements will take effect upon shareholder approval. The New Management Agreements are substantially similar to the Prior Management Agreements but contain certain provisions that will standardize terms and language across all funds in the Fund Complex, as further described below. A form of the New Management Agreement that will be conformed to each Fund is attached to this Proxy Statement as Appendix D. The description of the terms of the New Management Agreements provided in this proposal is qualified in its entirety by reference to Appendix D.

Responsibilities.  Pursuant to both agreements, Midas Management serves as investment adviser for each Fund and manages the investment and reinvestment of each Fund’s assets, including the regular furnishing of advice with respect to a Fund’s portfolio transactions, subject at all times to the control and oversight of a Fund’s Board.

Fees.  There is no proposed change in the schedule of fees payable by any Fund to Midas Management for investment management services under the New Management Agreements.  The fee schedule for investment management services for each Fund under both agreements is set forth below:

Fund	Rate of Compensation Based on Average Daily Net Assets
Midas Magic
1.00% of net assets up to $10 million
0.875% of net assets over $10 million up to $30 million
0.75% of net assets over $30 million up to $150 million
0.625% of net assets over $150 million up to $500 million
0.50% of net assets over $500 million

Midas Fund
1.00% of net assets up to $200 million
0.95% of net assets over $200 million up to $400 million
0.90% of net assets over $400 million up to $600 million
0.85% of net assets over $600 million up to $800 million
0.80% of net assets over $800 million up to $1 billion
0.75% of net assets over $1 billion

Perpetual Portfolio	0.50% of net assets up to $250 million 0.45% of net assets from $250 million to $500 million 0.40% of net assets over $500 million

Perpetual Portfolio is also separately subject to an expense limitation letter agreement with Midas Management wherein Midas Management has agreed to waive the fees payable to it through April 30, 2013.  This expense limitation letter can only be amended or terminated with the Board’s approval. If the New Management Agreement is approved with respect to Perpetual Portfolio, Perpetual Portfolio will also enter into a new expense limitation letter with identical terms that will also continue through April 30, 2013.

Expenses.  Under the Prior Management Agreements, each Fund pays all of the expenses required for the conduct of its business, including, but not limited to: salaries of administrative and clerical personnel, brokerage commissions, taxes, insurance, fees of the transfer agent, custodian, legal counsel and auditors, association fees, costs of filing, printing and mailing proxies, reports and notices to shareholders, preparing, filing and printing the prospectus and statement of additional information, payment of dividends, costs of stock certificates, costs of shareholders meetings, fees of the Independent Directors, necessary office space rental, all expenses relating to the registration or qualification of shares of each Fund under applicable Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification and such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting a Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.  In addition, the Prior Management Agreement specifies that for Midas Fund, the Fund also pays the costs of Board meetings.

Notwithstanding some differences in the specific language used to describe the fees that each Fund will pay, the fees that each Fund will pay under the New Management Agreements are substantially similar to those under the Prior Management Agreements, except for the following:

Board Meetings (Midas Magic and Perpetual Portfolio only):  The New Management Agreements clarify that each Fund pays the costs of Board meetings.  As stated above, the Prior Management Agreement for Midas Fund specifies that the Fund pays the costs of Board meetings, and this provision is reflected in Midas Fund’s New Management Agreement as well.

Payment of Employees:  As stated above, under the Prior Management Agreements, the Funds paid the salaries of Midas Management’s administrative and clerical personnel.  Under the New Management Agreements, each Fund will pay the salaries and other compensation of (i) any of the officers and employees who are not officers, trustees, stockholders or employees of Midas Management or any of its affiliates and (ii) the Funds’ chief compliance officer to the extent determined by those directors of the Fund who are not interested persons.

Certain Additional Enumerated Expenses: The New Management Agreements provide greater specificity regarding certain costs and expenses paid by the Funds.  The New Management Agreements specifically provide that each Fund (i) pays the costs, including the interest expense, of borrowing money; (ii) reimburses Midas Management for any and all organizational expenses of the Fund paid by Midas Management at such time or times agreed to by the Fund and Midas Management; (iii) reimburses Midas Management for website development and maintenance; and (iv) bears the costs related to Midas Management’s provision of reports and statistical data requested or approved by its Board.  These changes are not expected to result in a material increase in the expenses of any Fund.

Standard of Care.  Both agreements provide that, in the absence of a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Midas Management’s duties or by reason of Midas Management’s reckless disregard of obligations or duties under the agreements, Midas Management will not be liable to a Fund or to any shareholder of that Fund for any error of judgment or mistake of law in connection with the services to be rendered by it under the agreements.

Term and Termination.  After their initial terms, both agreements provide that they will continue for successive periods of 12 months each, if approved annually in accordance with the requirements under the 1940 Act.  Both agreements also provide that a Fund may terminate the agreements at any time, without the payment of any penalty, by vote of that Fund’s Board, or by a vote of a majority of its outstanding voting securities on 60 days written notice to Midas Management.  Under both agreements, Midas Management may terminate the agreements on 60 days written notice to a Fund without the payment of any penalty.  As required by the 1940 Act, each agreement also provides that it will immediately terminate in the event of its assignment.  Both agreements have an initial term of two years.

Other Items.  The New Management Agreements also include certain provisions that are not currently in the Interim Management Agreements, which are:

Confidentiality:  Under the New Management Agreements, Midas Management agrees to keep confidential any information obtained in connection with its duties unless a Fund authorizes certain disclosure if such disclosure is expressly required or lawfully requested by applicable regulatory authorities.

Director or Shareholder Liability:  The New Management Agreements expressly provide that the obligations created in each Agreement are not binding on any of the Directors or shareholders of each Fund, but bind only the property of each Fund.

Brokerage (Midas Magic only):  Under the New Management Agreement, Midas Management may allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Midas Management’s expenses.  Both the Prior and New Management Agreements for Midas Fund and Perpetual Portfolio already contain this provision.

Amendment:  The New Management Agreements provide that they may be amended at any time by written agreement between Midas Management and each Fund, which amendment has been authorized by a Fund’s Board, including the vote of a majority of the Independent Directors and, when required by the 1940 Act, the shareholders of the Fund.  This provision would permit the Board of each Fund to make non-material changes to the New Agreements without first seeking shareholder approval.

Liability of Midas Management:  Under the New Management Agreements, Midas Management will not be liable to a Fund for delays or errors occurring by reason of circumstances beyond its control (e.g., acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply) and Midas Management agrees to take reasonable steps to minimize service interruptions resulting from such circumstances.  The New Management Agreement also requires Midas Management to have in place at all times a reasonable disaster recovery plan and program.

Governing Law.  The New Management Agreements will be construed in accordance with and governed by the laws of Delaware, whereas the Prior Management Agreements are construed in accordance with and governed by the laws of New York.

Evaluation by the Funds’ Boards

The Boards’ Consideration of the New Management Agreements.  At a joint in-person meeting of the Boards held on [ ], 2012, the Boards, including all of the Independent Directors, unanimously approved a New Management Agreement for each Fund and unanimously determined to recommend that shareholders approve the New Investment Management Agreement (“New Management Agreement”) for the Fund or Funds in which they hold shares.

Consideration of the New Management Agreements occurred at the next regular quarterly meeting of the Boards after their annual consideration of whether to renew the Prior Management Agreements, carried out at their March 6, 2012 meeting pursuant to Section 15(c) of the 1940 Act.  In that process, the Boards, following careful review of materials submitted by management of Midas Management and a report from an independent data service, unanimously determined that the Prior Management Agreement for each Fund was fair and reasonable and that its renewal would be in the best interests of each Fund. Accordingly, in considering the New Management Agreements, the Boards took into account the fact that the terms of the New Management Agreements are substantially similar to the Prior Management Agreements except for their effective dates and the addition of certain provisions that will standardize terms and language across all funds in the Fund Complex.

In evaluating the proposed New Management Agreements, the Boards noted that they had generally been satisfied with the nature, extent and quality of the services provided to each Fund by Midas Management.  The Boards considered the nature, extent, and quality of the services expected to be provided by Midas Management in light of the passing of Bassett Winmill and the Transfer.  In so doing, the Boards considered Midas Management’s management capabilities, including information relating to the experience and qualifications of the personnel at Midas Management who are responsible for providing services to the Funds.

With respect to Perpetual Portfolio, the Boards considered that Bassett Winmill had served as the Chief Investment Strategist on the Investment Policy Committee (the “IPC”) of Midas Management, which managed the investments of Perpetual Portfolio.  The Board noted in this regard that the IPC, which has assumed portfolio management of the Fund, is currently comprised of Thomas Winmill as Chairman, Mark C. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Irene Kawczynski as Vice President-Trading, and is well qualified to manage the Fund’s portfolio and provide day-to-day management of the Fund’s investments. The Boards took into account assurances from Midas Management that the appointment of Mark Winmill as Chief Investment Strategist had not resulted in any changes to the investment philosophy or investment process applied by Midas Management in managing Perpetual Portfolio and that the current members of the IPC had no current plans to change the investment philosophy or investment process applied by Midas Management in managing Perpetual Portfolio.

With respect to Midas Magic, the Boards considered that Bassett Winmill had served as portfolio manager of Midas Magic since 1999.  The Boards noted that the IPC had been appointed to manage the investments of Midas Magic on May 15, 2012 following the passing of Bassett Winmill.  The Boards took into account assurances from Midas Management that the current members of the IPC had no current plans to change the investment philosophy or investment process applied by Bassett Winmill or Midas Management in managing Midas Magic.

With respect to Midas Fund, the Boards noted that Thomas Winmill had served as the portfolio manager of Midas Fund since 2002 and would continue to serve as Midas Fund’s portfolio manager under the New Management Agreement for the Midas Fund.  The Boards took into account assurances from Midas Management that Thomas Winmill had no current plans to change the investment philosophy or investment process applied by Midas Management in managing Midas Fund.

The Boards also considered whether there were any proposed changes to the management structure, capitalization, staffing, or operations at Midas Management aside from those changes discussed above.  The Boards noted in this regard that Bassett Winmill had not been involved in the day-to-day administrative operations of Midas Management.  The Boards took into account assurances from Midas Management that the passing of Bassett Winmill and the Transfer were not expected to result in any changes that would materially adversely impact Midas Management’s ability to provide the same level and quality of services as was provided in the past.

In addition, in connection with their consideration of the New Management Agreements, the Boards re-examined the factors they had taken into account in approving the Prior Management Agreements at the March 6, 2012 meeting including, among others: (1) the nature, extent, and quality of the services provided by Midas Management; (2) the performance of the Funds compared to their market indexes and their peer groups of investment companies; (3) the costs of the services provided and profits or losses realized by Midas Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in a Fund. In their deliberations, the Boards did not identify any particular information that was determinative or controlling, and each Director may have attributed different weights to the various factors.

In unanimously approving and recommending the New Management Agreements, the Boards, including all of the Independent Directors, concluded that the terms of the New Management Agreements are fair and reasonable and that approval of the New Management Agreements is in the best interests of each Fund. In reaching this determination, the Boards considered the following factors, among others:

(1)        the similarities between the terms and conditions of the New Management Agreements and the terms and conditions of the Prior Management Agreements, as described above (see “Summary of the Terms of the New and Prior Management Agreements”), and how the addition of certain provisions to the New Management Agreements will standardize terms and language in the investment management agreements across all funds in the Fund Complex;

(2)        the qualification of Midas Management, as well as the qualifications of its personnel and Midas Management’s financial condition;

(3)        the commitment of Midas Management to maintaining the investment philosophy and investment process applied by Midas Management in managing the Funds and the level and quality of services provided to the Funds;

(4)        the performance of each Fund relative to comparable mutual funds and unmanaged indices;

(5)        that the performance of each Fund was within the range that the Boards deemed competitive;

(6)        the fees and expense ratio of each Fund relative to comparable funds;

(7)        that the management fee is identical to that paid by each Fund under the Prior Management Agreement; and

(8)        that the expense ratios of the Funds although within a higher range of their peer groups as determined by an independent data service (excluding extraordinary expenses) is competitive with comparable funds in light of the quality of services received and assets managed.

The Boards’ Consideration of the Prior Management Agreements. In considering the annual approval of the Prior Management Agreements at the joint meeting of the Boards of the Funds held on March 6, 2012, the Boards considered all relevant factors, including, among other things, information that had been provided at other meetings of the Funds’ Boards, as well as information furnished to the Boards for the meeting. Such information included, among other things: information comparing the management fees of each Fund with a peer group of broadly comparable funds as determined by an independent data service; information regarding each Fund’s investment performance in comparison to a relevant peer group of funds as determined by an independent data service; the economic outlook and the general investment outlook in relevant investment markets; Midas Management’s results and financial condition and the overall organization of Midas Management; the allocation of brokerage and the benefits received by Midas Management as a result of brokerage allocation; Midas Management’s trading practices, including soft dollars; Midas Management’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to Midas Management’s compliance efforts undertaken on behalf of each Fund and the record of compliance with the compliance programs of each Fund, Midas Management, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by Midas Management and its affiliates; the terms of the Prior Management Agreements; Midas Management’s gifts and entertainment log; and the reasonableness and appropriateness of the fee paid by each Fund for the services provided. The Boards concluded that Midas Management was using soft dollars for the benefit of each Fund and its shareholders. The Boards further concluded that Midas Management was using each Fund’s assets for the benefit of that Fund and its shareholders and was acting in the best interests of that Fund.

The Boards also considered the nature, extent, and quality of the management services provided by Midas Management.  In so doing, the Boards considered Midas Management’s management capabilities with respect to the types of investments held by each Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provided services under the Prior Management Agreements.  The Boards also took into account the time and attention to be devoted by management to the Fund.  The Boards evaluated the level of skill required to manage each Fund and concluded that the resources available at Midas Management were appropriate to fulfill effectively its duties on behalf of each Fund.  The Boards noted that the employees of Midas Management are also employees of affiliates of Midas Management which have managed funds for many years and indicated their belief that a long-term relationship with capable, conscientious personnel is in the best interests of each Fund.

The Boards received information concerning the investment philosophy and investment process applied by Midas Management in managing each Fund.  In this regard, the Boards considered Midas Management’s in-house research capabilities as well as other resources available to Midas Management’s personnel, including research services that may be available to Midas Management as a result of securities transactions effected for each Fund.  The Boards concluded that Midas Management’s investment process, research capabilities, and philosophy were well suited to the Funds, given each Fund’s investment objective and policies.  In their review of comparative information with respect to the Funds’ investment performance, the Boards received information from an independent data service comparing each Fund’s performance to that of a peer group of investment companies pursuing broadly similar strategies.  After reviewing this information, the Boards concluded that Midas Magic and Perpetual Portfolio had performed within a range that the Boards deemed competitive.  The Board noted that the performance of Midas Fund had lagged its peer group and discussed with personnel of Midas Management the factors that contributed to that Fund’s performance over certain periods and the steps that Midas Management had taken, or intended to take, to seek to improve the Fund’s long-term performance.

With respect to their review of the fees payable under the Prior Management Agreements, the Boards considered information from an independent data service comparing each Fund’s management fee and expense ratio to those of a peer group of broadly comparable funds.  The Boards considered the mean and median of the management fees and expense ratios of each Fund’s peer group.  In reviewing the information regarding the expense ratios of the Funds, the Boards concluded that although each Fund’s expense ratio, excluding extraordinary expenses, was within a higher range relative to that Fund’s peer group, it was competitive with comparable funds in light of the quality of services received and the level of assets managed.  The Board also evaluated any apparent or anticipated economies of scale in relation to the services Midas Management provided to each Fund.  The Boards noted that economies of scale may develop for each Fund as its assets increase and fund level expenses decline as a percentage of assets, although such economies of scale may not necessarily be experienced by Midas Management.   This information assisted the Boards in concluding that the fee paid by each Fund is within the range of those paid by comparable funds within the fund industry.  Further, the Boards concluded that Midas Management’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s-length bargaining.

In addition to the factors mentioned above, the Boards considered the fiduciary duty assumed by Midas Management in connection with the services rendered to each Fund and the business reputation of Midas Management and its financial resources.  The Boards also considered information regarding the character and amount of other incidental benefits received by Midas Management and its affiliates from their association with the Funds.  The Boards concluded that potential “fall-out” benefits that Midas Management and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable and may, in some cases, benefit the Funds.  The Boards also considered the profitability of Midas Management from its association with the Funds.  The Boards concluded that in light of the services rendered, the profits realized by Midas Management are not unreasonable.

The Boards considered all relevant factors and did not consider any single factor as controlling in determining whether or not to renew the Prior Management Agreements.  In assessing the information provided by Midas Management and its affiliates, the Boards also noted that they were taking into consideration the benefits to shareholders of investing in a Fund or Funds that are part of the Fund Complex, which provides a variety of shareholder services.

Based on their consideration of the foregoing factors and conclusions, and such other factors and conclusions as they deemed relevant, the Boards, including all of the Independent Directors, concluded that the approval of the Prior Management Agreements, including the fee structure, is in the best interests of each Fund.

Vote Required

Approval of Proposal 2 will be determined separately for each Fund.  As provided under the 1940 Act, approval of a New Management Agreement will require the affirmative vote of a majority of the outstanding voting securities of each Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% of the shares of a Fund present at the Meeting if the owners of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

THE BOARDS OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS VOTE “FOR” APPROVAL OF THE NEW MANAGEMENT AGREEMENTS.

Proposal 3

Affected:  All Funds

ELECTION OF DIRECTORS

At a meeting of the Boards of Directors held on July [ ], 2012, the Boards of the Funds approved the nomination of Bruce B. Huber, James E. Hunt, Peter K. Werner, and Thomas B. Winmill (each, a “Nominee” and collectively, “Nominees”) for election as Directors to the Board of each Fund.  Each of the Nominees currently serves as Director of Midas Fund and Perpetual Portfolio and has served in that capacity since originally elected or appointed.  Messrs. Huber, Hunt, and Winmill currently serve as Directors of Midas Magic and have served in that capacity since originally elected or appointed.  If approved by shareholders at the Meeting, Mr. Werner will begin serving as a member of the Board of Midas Magic immediately following the Meeting and until his successor is elected and qualifies.

It is intended that the enclosed proxy card will be voted for all four nominees listed below (each, a “Nominee” and collectively, “Nominees”) unless a proxy card contains specific instructions to the contrary. If elected, each Nominee, except Thomas B. Winmill, would serve as a Director who is not an “interested person” (“Independent Director” or “Independent Nominee”), as that term is defined in the 1940 Act, of the Funds.  Mr. Winmill is referred to as an “Interested Director” or “Interested Nominee.”  (See footnote 5 to the table on page 18 below.)

It is not contemplated that the Nominees will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee.  The Nominees have consented to being named in this Proxy Statement and have agreed to serve as Director if elected.  In the event the Nominees are not duly elected, as proposed and qualified, they shall be deemed holding over and shall continue to manage the business and affairs of the Funds until their successors are duly elected and qualify.

Information Regarding the Nominees

Information about the Nominees, including their addresses, ages, principal occupations during the past five years, and other current directorships, is set forth in the table below.

Name, Address(1) and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director/Nominee	Other Directorships Held by Director(3)
Nominees for Independent Director(4)
Bruce B. Huber, CLU, ChFC, MSFS (81)	Director	1995 (Midas Fund) 1986 (Midas Magic) 1981 (Perpetual Portfolio)	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	6	None
James E. Hunt (81)	Director	1995 (Midas Fund) 1986 (Midas Magic) 1980 (Perpetual Portfolio)	Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	6	None
Peter K. Werner (52)	Director	2004 (Midas Fund, Midas Magic, and Perpetual Portfolio)	Since 1996, he has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None
Nominee for Interested Director(5)
Thomas B. Winmill, Esq. (53)	Director	1995 (Midas Fund) 1997 (Midas Magic) 1993 (Perpetual Portfolio)	Since 1999, President of the Fund Complex and Midas Management and Midas Securities Group, Inc. and of their affiliates (such Investment Manager, Distributor and Affiliates, collectively, the “IMDA”). He is Chairman of the Investment Policy Committee (“IPC”) of Midas Management. He is a member of the SEC Rules Committee of the Investment Company Institute, and the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc.	6	Eagle Bulk Shipping Inc.

(1)	The mailing address of the Nominees is 11 Hanover Square, New York, New York 10005.

(2)	The Fund Complex also consists of the Dividend and Income Fund, Foxby Corp., and Global Income Fund, Inc.

(3)
Refers to directorships held by the Nominee in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act.

(4)
Nominee who is not an “interested person” of the Funds as defined under the 1940 Act.  Neither the Independent Nominees, nor their immediate family members, held any positions (other than director of the investment companies in the Fund Complex) with Midas Management, Midas Securities Group, Inc., Winco, or their affiliates or any person directly or indirectly controlling, controlled by, or under common control with Midas Management, Midas Securities Group, Inc., Winco, or their affiliates, during the two most recently completed calendar years.

(5)	Mr. Winmill is an “interested person” as defined in the 1940 Act because of his positions with Midas Management, the Funds’ Investment Manager, as noted above.

Qualifications and Experience of Nominees

In considering the Independent Nominees for election, the current Independent Directors evaluated the Independent Nominees’ backgrounds and their oversight and prior years of service as members of the boards of the Funds in the Fund Complex.  With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Director of the Funds, each Independent Nominee’s relevant knowledge, experience, expertise, and independence were considered and evaluated.  Messrs. Huber and Hunt have experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other Fund service providers as a result of their service as Independent Directors for more than twenty-five years on the boards of directors of the other investment companies in the Fund Complex.  In addition, Mr. Huber has experience with financial, estate and insurance matters as a result of his former position as a financial representative with New England Financial. Mr. Werner has experience with financial, accounting, regulatory, investment, and operational matters of the Boards as well as monitoring Midas Management and other service providers to the Funds through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his current service as Midas Fund and Perpetual Portfolio’s Independent Director and previous service as Midas Magic’s Independent Director for more than five years.

In considering the Interested Nominee for election, the current Directors evaluated the Interested Nominee’s background and his oversight and prior years of service as a member of the boards of the Funds in the Fund Complex.  With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that the Interested Nominee should serve as a Director of the Funds, the Interested Nominee’s relevant knowledge, experience, expertise, and independence were considered and evaluated.  Mr. Winmill has experience with financial, accounting, regulatory, investment, and the Boards’ operational matters as well as monitoring Midas Management and other service providers to the Funds as a result of his service as an officer and Interested Director of the Funds for more than fifteen years.

Executive Officers of the Funds

The following table provides information regarding the executive officers of each Fund.  The mailing address of each executive officer is 11 Hanover Square, New York, New York 10005.

Name, Address and Age	Position(s) held with the Funds and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Thomas B. Winmill, Esq. (53)	Chief Executive Officer and President since 1999.	See biographical information above.

Thomas O’Malley (54)	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2005.	Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President of the Fund Complex and the IMDA. He is a certified public accountant.

Heidi Keating (also known as Irene K. Kawczynski) (53)	Vice President since 1988.	She is a member of the IPC. She is also Vice President of the Fund Complex and the IMDA.

John F. Ramírez, Esq. (35)	Chief Compliance Officer, Secretary, and Vice President since 2005, and Chief Legal Officer and General Counsel since 2012.
Chief Compliance Officer, Chief Legal Officer, General Counsel, Vice President, and Secretary of the other funds in the Fund Complex and Associate General Counsel of the IMDA. He is a member of the IPC. He is a member of the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Director and Executive Officer Compensation

Currently, the Funds pay the Independent Directors a quarterly retainer of $[ ], a per meeting fee of $[ ] for each meeting attended, and reimburse them for reasonable travel and out-of-pocket expenses associated with attending meetings of the Boards and committee meetings. The Funds also pay such Directors $[ ] per special telephonic meeting or committee meeting attended, and $[ ] per joint meeting of the Audit Committees of the Fund Complex attended.  No interested Director or executive officer receives any compensation for their services as Directors and/or officers of the Funds. The Funds have no bonus, pension, profit-sharing, or retirement plan.  The Funds’ Interested Director and Midas Management’s executive officers are eligible for bonuses from Midas Management and may participate in a qualified retirement plan offered by Midas Management.

The aggregate amount of compensation paid to each Director by the Funds and by the other investment companies in the Fund Complex for which such Director was a Board member for the year ended December 31, 2011, is as follows:

	Aggregate Compensation from Midas Fund	Aggregate Compensation from Midas Magic	Aggregate Compensation from Perpetual Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
Independent Directors
Bruce B. Huber	$10,727	$3,190	$1,023	None	None	$28,750
James E. Hunt	$10,727	$3,190	$1,023	None	None	$28,750
Peter K. Werner	$11,228	$3,690	$1,523	None	None	$33,250

Interested Director
Thomas B. Winmill	$0	$0	$0	None	None	$0

John F. Ramirez, Esq., the Chief Compliance Officer, Chief Legal Officer, General Counsel, Vice President, and Secretary of the Funds, received aggregate compensation from the Funds in the amount of $[ ] for the fiscal year ended December 31, 2011.

Security Ownership of Management

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Nominee in each Fund and in all investment companies in the aggregate within the Fund Complex overseen and/or to be overseen by each Nominee as of the Record Date.

Name of Nominee	Dollar Range of Equity Securities in Midas Fund			Dollar Range of Equity Securities in Perpetual Portfolio			Dollar Range of Equity Securities in Midas Magic			Aggregate Dollar Range of Equity Securities in All Investment Companies Overseen by the Director/Nominee in the Fund Complex
Independent Directors/Nominees:
James E. Hunt	$	[	]	$	[	]	$	[	]	$	[	]
Bruce B. Huber	$	[	]	$	[	]	$	[	]	$	[	]
Peter K. Werner	$	[	]	$	[	]	$	[	]	$	[	]

Interested Director/Nominee:
Thomas B. Winmill	$	[	]	$	[	]	$	[	]	$	[	]

As of the Record Date, no Independent Nominee owned beneficially or of record any securities in Midas Management or Midas Securities Group, Inc., the Funds’ distributor, or in any person controlled by, under common control with, or controlling Midas Management or Midas Securities Group, Inc.

Current Leadership Structure of the Boards and Oversight Responsibilities

The Boards of Directors are responsible for the oversight of the Funds’ operations. The Boards of Midas Fund and Perpetual Portfolio are currently composed of four members, three of whom are Independent Directors.  The Board of Midas Magic is currently composed of three members, two of whom are Independent Directors.  As described below, each Board has an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist a Board in fulfilling its oversight responsibilities.  The inclusion of all Independent Directors as members of each Fund’s Audit Committee allows all such Directors to participate in the full range of a Board’s oversight duties, including oversight of risk management processes discussed below.

Thomas B. Winmill, an “interested person” of the Funds, acts as Chairman of the Boards (“Chairman”) of the Funds.   Mr. Winmill presides at meetings of the Boards, establishes the agenda for such meetings, and acts as the primary liaison between the Independent Directors and the Funds’ management.  The Independent Directors have not appointed a “lead independent director” to the Board of each Fund.  The Independent Directors believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with the Funds’ management in carrying out their responsibilities.  The Independent Directors also regularly meet among themselves and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by the Funds’ management and the Boards.  The Chairman may also perform such other functions as may be requested by the Directors from time to time.  Designation as Chairman does not impose on Mr. Winmill any duties or standards greater than or different from other Directors.  The Directors have determined that the current leadership structure of the Funds’ Boards is appropriate.

Risk Oversight

The operation of an investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, the Board of each Fund oversees risk management through various regular Board and committee activities.  To enhance the independence and effectiveness of the Directors in these endeavors, and to assist them in serving their role on behalf of the interests of the Funds’ shareholders, the Boards have adopted, and periodically review, policies and procedures designed to address and monitor risks to the Funds and conflicts of interest of which the Boards are aware between the Funds and Midas Management and other service providers.  Such risks include, among others, investment risk, credit risk, liquidity risk, valuation risk, and operational risk, as well as the overall business and disclosure risks relating to the Funds.  Under the overall supervision of the Boards, Midas Management and other service providers to the Funds also have implemented a variety of processes, procedures, and controls to address these risks.  Different processes, procedures, and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Boards and in the responsibilities of officers of the Funds and other service providers, but there can be no assurance that all risks can be avoided.  Officers of the Funds, including the President, Chief Financial Officer, and Chief Compliance Officer, report to the Boards on a variety of matters at regular and special meetings of the Boards, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Boards and to the Audit Committees on the Funds’ internal controls and accounting and financial reporting policies and practices.  The Boards and the Audit Committees also receive regular reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Boards meet with the Funds’ Chief Compliance Officer, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receive a report from the Chief Compliance Officer regarding the effectiveness of the Funds’, Midas Management’s, and other service providers’ compliance programs.  In addition, the Boards also receive reports from Midas Management on the investments and securities trading of the Funds, as well as reports from the Valuation Committee regarding the valuation of those investments.  The Boards receive reports from the Funds’ primary service providers on a periodic or regular basis, including Midas Management as well as State Street Bank and Trust Company, the Funds’ Custodian, and Midas Securities, Inc., the Funds’ Distributor.  Midas Management also reports to the Boards on other matters relating to risk management on a regular and as-needed basis.

Audit Committees and Board of Directors’ Meetings

Audit Committees.  The Independent Directors of each Fund’s Board (i.e., the directors who are not “interested persons” as defined in the 1940 Act, of any of the Funds in the Fund Complex) are also members of the Audit Committees of the Boards.   The purpose of a Fund’s Audit Committee is to meet with the Fund’s independent registered public accounting firm to review its financial reporting, external audit matters, and the fees it charges and to evaluate the independent registered public accounting firm’s independence.  The Funds’ Audit Committees are also responsible for recommending the selection, retention, or termination of the independent registered public accounting firm and to review any other relevant matter to seek to provide the highest level of integrity and accuracy in each Fund’s financial reporting.  Each member of the Audit Committees has been deemed an Audit Committee financial expert as defined in the Sarbanes-Oxley Act of 2002.  The Audit Committee of each Fund met twice during the fiscal year ended December 31, 2011.

The Funds do not have separate nominating committees or charters that govern the Director nomination process.  Instead, the current Independent Directors participate in the election and nomination of candidates for election as Directors for the Funds. The Board believes that the primary reason for creating a standing nominating committee is to ensure that candidates for Independent Director positions can be identified, and their qualifications assessed, under a process free from conflicts of interest.  Because Independent Director nominations are made by the Funds’ Independent Directors, the Boards do not believe that the creation of a standing nominating committee is necessary.  The Funds have not adopted a specific policy regarding the consideration of Director nominees recommended by stockholders.

For the fiscal year ended December 31, 2011, the current Board of Directors for each Fund held four regularly scheduled meetings and no special meetings. For the fiscal year ended December 31, 2011, each of the Directors currently in office attended at least 75% of the total number of meetings of the Boards of Directors and of all Committees of the Boards held during the period on which he served. The Funds do not have a formal policy regarding attendance by Directors at meetings of shareholders but encourage such attendance.

THE BOARDS OF DIRECTORS OF THE FUNDS UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARDS OF DIRECTORS OF EACH FUND.

Vote Required

As set forth in each Fund’s Bylaws, Proposal 3 is a matter to be determined by the affirmative vote of a plurality of votes cast at the Meeting.

Please note that if shareholders approve Proposal 1, Proposal 3 will be irrelevant because the Funds will be reorganized as a Delaware statutory trust with a new Board of Trustees.  However, if shareholders do not approve Proposal 1, it will be necessary for the shareholders to approve Proposal 3.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm. TWB also acts as the independent registered public accounting firm for each investment company in the Fund Complex and as independent certified public accountants for Winco and its affiliates including Midas Management and Midas Securities Group, Inc., the Funds’ Distributor. Apart from its fees received, neither TWB nor any of its partners has a direct, or material indirect, financial interest in the Funds or their affiliates.

Representatives of TWB are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by TWB for professional services for the audit of the Funds’ annual financial statements or services that are normally provided by TWB in connection with the Funds’ statutory and regulatory filings or engagements for the fiscal years ended December 31, 2011 and December 31, 2010 are as shown in the table below.

Audit Fees Billed
Fund	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Midas Fund	$23,000	$22,750
Midas Magic	$18,000	$17,500
Perpetual Portfolio	$15,500	$15,000

Audit-Related Fees

The aggregate audit-related fees billed by TWB for the fiscal years ended December 31, 2011 and December 31, 2010, for assurance and related services by TWB that are reasonably related to the performance of the audit of the Funds’ financial statements not included in Audit Fees are as shown in the table below. Audit-related fees include amounts reasonably related to the performance of the audit of the Funds’ financial statements, including the issuance of a report on internal controls and review of periodic reporting.

Audit-Related Fees Billed
Fund	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Midas Fund	$1,500	$1,500
Midas Magic	$1,500	$1,500
Perpetual Portfolio	$1,500	$1,500

Tax Fees

The aggregate fees billed by TWB for the fiscal years ended December 31, 2011 and December 31, 2010, for tax compliance, tax advice, and tax planning are as shown in the table below.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Tax Fees Billed
Fund	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Midas Fund	$1,750	$1,500
Midas Magic	$1,750	$1,500
Perpetual Portfolio	$1,750	$1,500

All Other Fees

The aggregate fees billed by TWB for the fiscal years ended December 31, 2011 and December 31, 2010, for other services provided to the Funds are as shown in the table below.

All Other Fees
Fund	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Midas Fund	N/A	N/A
Midas Magic	N/A	N/A
Perpetual Portfolio	N/A	N/A

Audit Committee Pre-Approval Policies and Procedures

Pursuant to each Fund’s Audit Committee Charter, the Audit Committees shall consider for pre-approval any audit and non-audit services proposed to be provided by TWB to the Funds, and any non-audit services proposed to be provided by TWB to Midas Management, if the engagement relates directly to the Funds’ operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by TWB to the Funds is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Funds to TWB in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committees, and approved by the Audit Committees, prior to the completion of the audit.

No services provided by TWB to each Fund described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by TWB for the fiscal years ended December 31, 2011 and December 31, 2010 for non-audit services to the Funds, Midas Management and any entity controlling, controlled by or under common control with Midas Management that provides ongoing services to the Funds are as shown in the table below.

Aggregate Non-Audit Fees
Fund	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Midas Fund	$24,250	$23,500
Midas Magic	$24,250	$23,500
Perpetual Portfolio	$24,250	$23,500

The Funds’ Audit Committees have determined that the provision of non-audit services that were rendered by TWB to Midas Management (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Midas Management that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining TWB’s independence.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a meeting of shareholders are those stated in the notice of the meeting.  Accordingly, other than procedural matters relating to the approval of the Reorganizations and investment management agreements by all Funds and the election of Directors to the Boards of Midas Fund and Midas Magic, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

ADDITIONAL INFORMATION

Discretionary Authority; Submission Deadlines for Shareholder Proposals

Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Shareholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Funds did not have notice of a reasonable time prior to mailing this Proxy Statement to shareholders.

The Funds do not hold regular annual meetings of shareholders. Shareholders wishing to submit proposals or nominations for inclusion in a proxy statement and form of proxy for a subsequent shareholders’ meeting should send their written proposals or nominations to the Secretary of the Funds at 11 Hanover Square, 12th Floor, New York, New York 10005.  Shareholder proposals must be received within a reasonable time before a Fund begins to print and send its proxy materials relating to a particular meeting to be considered for inclusion in that Fund’s proxy statement and form of proxy relating to the meeting.  Shareholder proposals that are not received within a reasonable time before a Fund begins to print and send its proxy materials relating to a particular meeting will be considered untimely.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Shareholder Communications with the Boards of Directors

Each Fund’s Board has adopted a process for shareholders to send communications to the Board.  To communicate with the Board or an individual Director of a Fund, a shareholder must send a written communication to that Fund’s principal office at the address listed in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board of the Fund or the individual Director.  Such communications must be signed by the shareholder and identify the number of shares held by the shareholder.  All shareholder communications received in accordance with this process will be forwarded to the Board or the individual Director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must continue to meet all the requirements of Rule 14a-8.

Investment Manager

Midas Management is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has served as the investment manager of Midas Fund since August 25, 1995, Midas Magic since April 30, 1987, and Perpetual Portfolio since June 4, 1980.  Midas Management does not act as investment manager for other investment companies other than the Funds.  The address of Midas Management is 11 Hanover Square, New York, New York 10005.  The names and titles of the principal executive officers of Midas Management are set forth in Appendix E.

The chart below sets forth the management fee paid by each Fund to Midas Management during that Fund’s most recent fiscal year ended December 31, 2011. Midas Management contractually waived the fees reflected in the column, “Management Fee Waived.” The Funds also reimbursed Midas Management for providing at cost certain compliance and accounting services. The costs of these administrative services are also set forth on the chart below. The Funds expect to continue to request such services from Midas Management. During the fiscal year ended December 31, 2011, Midas Management did not pay commissions to any affiliated brokers.

Fund	Management Fee Paid	Management Fee Waived	Costs of Administrative Services
Midas Fund	$1,037,279	$0	$125,160
Midas Magic	$111,348	$0	$12,260
Perpetual Portfolio	$0	$76,363	$20,065

Winco owns 100% of the shares of Midas Management.  On May 15, 2012, Bassett S. Winmill, who owned 100% of the voting stock of Winco, passed away.  In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred to the Trust.  Thomas B. Winmill and Mark C. Winmill, Bassett Winmill’s sons, were designated co-trustees of the Trust.  As co-trustees, Thomas Winmill and Mark Winmill now have sole authority to vote the voting stock on behalf of the Trust.  The address of the control entity of Midas Management is the same as Midas Management.

Underwriter/Distributor

The address of Midas Securities Group, Inc. is 11 Hanover Square, New York, New York 10005.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling [ ] or writing to the Funds at 11 Hanover Square, New York, New York 10005.

July [ ], 2012

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of [________ __], 2012, between MIDAS [_______________], INC., a Maryland corporation (“Old Fund”), and [MIDAS ______], a Delaware statutory trust (“Trust”), on behalf of Midas [_______________], a segregated portfolio of assets (“series”) thereof (“New Fund”) (Each of Old Fund and New Fund is sometimes referred to herein as a “Fund,” and each of Old Fund and Trust is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by New Fund, and of and by Trust on its behalf, shall be the Obligations of New Fund only, and (2) in no event shall any other series of Trust or the assets thereof be held liable with respect to the breach or other default by New Fund or Trust of Obligations set forth herein.

Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve Old Fund’s changing its identity, form, and place of organization -- by converting from a Maryland corporation to a series of a Delaware statutory trust -- by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest in New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (3) dissolving Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”). The consummation of the Reorganization shall be contingent on the consummation of at least one of the proposed reorganizations involving other series of Trust and either [names of the other corporations converting thereto] pursuant to agreements of even date herewith virtually identical to this Agreement and described in the Schedule 14A (as defined in paragraph 3.3(a)).

Old Fund currently has issued and outstanding a single class of shares of common stock, par value of $.01 each (“Old Fund Shares”).  Upon completion of the transactions described in paragraph 1.1, New Fund will have issued and outstanding a single class of shares of beneficial interest (“New Fund Shares”).  The Old Fund Shares have characteristics substantially similar to the New Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.           PLAN OF REORGANIZATION

1.1.           Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund.  In exchange therefor, New Fund shall:

(a)
issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2           The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund’s books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to Trust.

1.3           The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, including Reorganization Expenses (as defined in paragraph 3.3(f)).

1.4           At or before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the amount at which it is issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time.  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5           Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6           Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is dissolved.

1.7           After the Effective Time, Old Fund shall not conduct any business except in connection with its dissolution.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be dissolved and shall make all filings and take all other actions in connection therewith necessary and proper to effect that dissolution.

2.           CLOSING AND EFFECTIVE TIME

2.1           Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on September [__], 2012 (“Effective Time”).  The Closing shall be held at the Investment Companies’ offices, 11 Hanover Square, New York, New York 10005, or at such other place as to which the Investment Companies agree.

2.2           Old Fund shall direct (a) the custodian of its assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that the Assets it holds will be transferred to New Fund at the Effective Time and (b) its fund accounting agent to deliver at the Closing a Certificate stating that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund’s books immediately after the Closing, does or will conform to that information on Old Fund’s books immediately before the Closing.  Old Fund shall deliver to Trust at the Closing a Certificate stating that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

2.3           Old Fund shall direct its transfer agent to deliver at the Closing a Certificate stating that its records contain the name and address of each Shareholder and the number of full and fractional, and percentage ownership of, Old Fund Shares each Shareholder owns at the Effective Time.

2.4            Trust shall direct its transfer agent to deliver to Old Fund at or as soon as reasonably practicable after the Closing a Certificate as to the opening of accounts on New Fund’s shareholder records in the names of the Shareholders and a confirmation, or other evidence satisfactory to Old Fund, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records.

2.5           At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.           REPRESENTATIONS AND WARRANTIES

3.1          Old Fund represents and warrants to Trust, on New Fund’s behalf, as follows:

(a)           Old Fund is a corporation that is duly created, validly existing, and in good standing under the laws of the State of Maryland, and its [Articles of Incorporation] [Articles of Amendment of its Articles of Amendment and Restatement of its Articles of Incorporation], dated [________ __, ____] (“Articles”), are on file with the Maryland State Department of Assessments and Taxation;

(b)           Old Fund is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and has the power to own all its properties and assets and to carry on its business as described in its most recent registration statement on Form N-1A (“Registration Statement”);

(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Fund’s Board of Directors (a “Board”); and this Agreement constitutes a valid and legally binding obligation of Old Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           At the Effective Time, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)           Old Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland law, the Articles, Old Fund’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Fund is a party or by which it is bound;

(f)           At or before the Effective Time, either (1) all material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Fund’s knowledge, threatened against it that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Fund’s business or its ability to consummate the transactions contemplated hereby;

(h)           Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2011, have been audited by an independent registered public accounting firm and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Fund has furnished to Trust), present fairly, in all material respects, Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i)           Since December 31, 2011, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)           All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions with respect to, and redemptions of, its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)           For each taxable year of its operation (including its current taxable year through the Effective Time), Old Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for that year will be) eligible to and has computed its federal income tax under section 852; Old Fund is not now liable for any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)           All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)           Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)           Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)           Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p)           Old Fund’s most recent prospectus and statement of additional information (1) conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)           The information to be furnished by Old Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Schedule 14A (other than written information provided by Trust for inclusion therein) did not, on its effective date, and will not, at the time of the Shareholders Meeting (as defined in paragraph 4.1) or at the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)           Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its most recent prospectus, except as previously disclosed in writing to Trust; and

(s)           The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2           Trust, on New Fund’s behalf, represents and warrants to Old Fund as follows:

(a)           Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust, dated [________ __], 2012, has been duly filed in the office of the Secretary of State thereof, (2) has the power to own all its properties and assets and to carry on the business described in the Registration Statement from and after the Effective Time, and (3) will be duly registered under the 1940 Act as an open-end management investment company at the Effective Time;

(b)           At the Effective Time, New Fund will be a duly established and designated series of Trust; and New Fund (1) will timely file Internal Revenue Service/Treasury Form 8832 to elect to be classified as an association taxable as a corporation, (2) has not commenced operations and will not do so until after the Closing, (3) immediately before the Closing, will be a shell series of Trust with no assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, and (4) was created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust’s Board of Trustees (a “Board”); and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to  New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Share;

(e)           No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)           Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, Trust’s Agreement and Declaration of Trust dated as of [________ __], 2012 (“Declaration”), or By-laws, or any Undertaking to which Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or Trust’s ability to consummate the transactions contemplated hereby;

(h)           New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Internal Revenue Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Subchapter M; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for its next taxable year;

(i)           The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by Trust;

(j)           There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)           Assuming the truthfulness and correctness of Old Fund’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)           Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)           The information to be furnished by Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the information Trust provided for inclusion in the Schedule 14A did not, on its effective date, and will not, at the time of the Shareholders Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n)           The Declaration permits Trust to vary its shareholders’ investment; Trust will not have a fixed pool of assets; and New Fund, after it commences operations, will be a managed portfolio of securities, and Midas Management Corporation, its investment manager (“Investment Manager”), has the authority to buy and sell securities for it.

3.3           Each Investment Company, in Trust’s case on New Fund’s behalf, represents and warrants to the other Investment Company, in Trust’s case on New Fund’s behalf, as follows:

(a)              No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement (in Trust’s case, on New Fund’s behalf), except for (1) Old Fund’s filing with the Commission of a Schedule 14A pursuant to section 14(a) under the 1934 Act, and any supplement or amendment thereto, including therein a proxy statement (“Schedule 14A”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)              The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)              The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)              The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(e)              None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)              No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by Trust, Investment Manager, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(g)              Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions (other than redemptions Old Fund will make as an open-end investment company pursuant to section 22(e) of the 1940 Act) and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

(h)              The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

(i)               The principal purpose of New Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.

4.           COVENANTS

4.1           Old Fund covenants to call and hold a meeting of its shareholders to consider and approve this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2           Old Fund covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3           Old Fund covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Trust at the Closing.  Notwithstanding the foregoing, Old Fund may, in its sole discretion, keep a copy of all such books and records.

4.4           Each Investment Company covenants to cooperate with the other in preparing the Schedule 14A in compliance with applicable federal and state securities laws.

4.5           Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Old Fund title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6           Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.7           Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.           CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1           Each Investment Company’s Board, in each case including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (“Non-Interested Persons”) of either Investment Company, (1) shall have duly adopted and approved this Agreement and the transactions contemplated hereby, (2) shall have duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) shall have determined that participation in the Reorganization is in the best interests of its Fund and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization; and this Agreement and the transactions contemplated hereby shall have been duly approved by Old Fund’s shareholders at the Shareholders Meeting (including any adjournment(s) thereof);

5.2           All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3           At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4           The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)           New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)           Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)           New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)           New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)            A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)           For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

5.5           Before the Closing, Trust’s Board shall have authorized the issuance of, and Trust shall have issued, one New Fund Share (“Initial Share”) to Investment Manager or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management agreement, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as New Fund’s sole shareholder;

5.6           Trust, on New Fund’s behalf, shall have entered into or adopted, as applicable, an investment management agreement with Investment Manager, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such agreement and plan shall have been approved by Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Investment Manager or its affiliate as New Fund’s sole shareholder; and

5.7           At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.           EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), each Fund shall be responsible for and shall bear its Reorganization Expenses, as applicable, including (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Schedule 14A, and printing and distributing Old Fund’s proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting but excluding brokerage fees and expenses, Investment Manager’s travel expenses, and similar expenses in connection with the Reorganization.  Notwithstanding anything herein to the contrary, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.           ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.           TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1           By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [________ __, 201_], or such other date as to which the Investment Companies agree; or

8.2           By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its directors/trustees, officers, shareholders, or, in Trust’s case, other series) shall have any liability to the other Investment Company.

9.           AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.         SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.         MISCELLANEOUS

11.1           This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Old Fund and Trust, on New Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3           Notice is hereby given that this instrument is executed and delivered on behalf of Trust’s trustees solely in their capacities as trustees, and not individually.  Each Investment Company’s Obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, shareholders, or, in Trust’s case, any series thereof other than New Fund but are only binding on and enforceable against its property or, in Trust’s case, its property attributable to and held for the benefit of New Fund (“Fund’s Property”).  Each Investment Company, in asserting any rights or claims under this Agreement, shall look only to the other Fund’s Property in settlement of those rights or claims and not to those trustees/directors, officers, shareholders or, in Trust’s case, its property attributable to and held for the benefit of any other series thereof.

11.4           This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Signatures on following page]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

MIDAS [_______________], INC.

By: /s/
Thomas B. Winmill
President

Sincerely,

By: /s/
Thomas B. Winmill
President

APPENDIX B

SUMMARY OF MATERIAL DIFFERENCES

COMPARISON OF CERTAIN ATTRIBUTES OF THE FUNDS
AND THE NEW TRUST

Quorum for Board Meetings/Board Action by Written Consent

Both the New Trust and the Funds require a majority of the Board members present at a duly called Board meeting to approve matters at a Board meeting.

The New Trust differs from the Funds regarding actions by written consent, since the New Trust allows the Trustees to approve matters by written consent of at least a majority of the Trustees.  Maryland law requires a written consent to be approved unanimously by the Directors.

Delegation of Powers

The New Trust differs from the Funds on the delegation of powers, since the Trustees of the New Trust can delegate such authority as they consider desirable to any officers of the New Trust and to any agent, independent contractor, manager, investment adviser, sub-advisers, custodian, administrator, underwriter or other service provider.  Under Maryland law, the Directors of the Funds may not delegate certain duties.  For example, the Directors of the Funds cannot delegate the declaration of distributions or the setting of record dates for shareholder meetings.

Removal of Trustees

The New Trust differs from the Funds with respect to the removal of Board members.  The New Trust allows a Trustee to be removed at any time by a written instrument signed by at least two-thirds of the other Trustees.  The Funds do not allow a Director to be removed by other Directors.  In addition, the New Trust increases the voting requirement for shareholder removal of a Trustee to at least two-thirds of the outstanding shares, which is greater than the majority vote required for shareholders to remove a Director of a Fund.

Shareholder Liability

Liability is limited for shareholders of the New Trust to the same extent as for shareholders of the Funds.  Under Maryland or Delaware law, shareholders have no personal liability for acts or obligations of the Funds or the New Trust.

Shareholder Voting Rights

The New Trust and the Funds differ in a number of areas with respect to shareholder voting rights.  The New Trust does not require a shareholder vote to amend the Trust Instrument or for reorganizations, mergers and consolidations, except in limited circumstances.  (Amendment of the Trust Instrument by the Board of Trustees requires approval by at least a majority of Trustees present at a meeting at which a quorum is present.)  The Funds would require a shareholder vote with respect to most amendments to the Articles of Incorporation ("Articles") and for reorganizations, mergers and consolidations.  However, for both the New Trust and the Funds shareholder approval is required for a number of matters, such as electing Board members, approving investment management or sub-advisory agreements, approving plans of distribution adopted pursuant to Rule 12b-1 or changing a fundamental investment policy.

Shareholder Meetings

Annual Meetings

Neither the New Trust nor any Fund is required to hold annual shareholder meetings.

Quorums

For both the Funds and the New Trust or a New Fund, as applicable, a quorum is one-third of the shares entitled to vote.

Adjournment

Under the By-Laws of the New Trust, the chairman of the meeting presides over the meeting and has the power to call adjournments for any reason.  The Funds do not differ on the ability of the chairman of the meeting to call adjournments for any reason, except that in the absence of a quorum, any officer present and entitled to act as secretary of the meeting, or the shareholders present at the meeting, may call an adjournment of the meeting.

Advance Notice

The notice provisions for a shareholder meeting differ for the New Trust and the Funds.  The New Trust requires notice of a shareholder meeting at least 10 days before the date of the meeting.  The Funds require notice of a shareholder meeting not less than 10 days or more than 90 days before the date of the meeting.

Record Date

The New Trust's provisions regarding the record date for a shareholder meeting and for payment of dividends differ from those of the Funds.  The New Trust allows the Trustees to fix, in advance, a date up to 120 days before the date of any shareholder meeting as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting.  No limitation is placed on the record date for the payment of dividends.  The Funds allow the Directors to fix a record date, in advance, not less than 10 days nor more than 90 days before the date of any shareholder meeting or the dividend payment date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting or entitled to dividends.

Redemption of Shares

The New Trust may require the redemption of New Fund shares for any reason under terms set by the Trustees, including: the failure of a shareholder to supply a taxpayer identification number if required to do so, to maintain the minimum investment required, or to make payment when due for the purchase of shares; or if the share activity of the account is deemed by the Trustees to adversely affect the management of any New Fund.  The Directors of the Funds may also require shareholders to redeem shares at current net asset value.

Liability of Trustees and Officers/Indemnification/Advancement of Expenses

The Trustees and officers of the New Trust and the Directors and officers of the Funds are not personally liable to, or for an obligation of, the entity unless there are certain "bad acts" (e.g., willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties) involved in their conduct.

The organizational documents or applicable state law of both the New Trust and the Funds permit the Trustees, Directors and officers to be indemnified against liability to the maximum extent permitted by applicable law, including state law and the Investment Company Act of 1940.  However, the New Trust and the Funds differ somewhat as to the procedures for the Board's determination that indemnification is appropriate.

The New Trust and the Funds differ somewhat as to the procedures for advancement of expenses due to differences in state law; however, each allows advancement of expenses to the maximum extent permitted by applicable law.

Liquidation

The New Trust does not need shareholder approval for liquidation of the New Trust or a New Fund.  In contrast, shareholder approval is required for liquidation of a Fund.

Rights of Inspection

Shareholders of the New Trust do not have a general right to inspect records, documents, accounts and books of the New Trust, unlike shareholders of the Funds.  The By-laws of the New Trust provide that shareholders do not have the right to inspect any account, book or document of the New Trust except any account, book or document that is publicly available or as may be conferred by the Trustees.  Either the Articles or By-laws of the Funds provide that shareholders are allowed to inspect the records, documents, accounts and books of a Fund as provided by Maryland law, subject to reasonable regulations of the Board.  Maryland law permits any shareholders of the Funds to inspect the by-laws, shareholder meeting minutes, annual statement of affairs and voting trust agreements of the corporation upon request.  Maryland law also confers additional rights of inspection on shareholders who own more than 5% of any class of outstanding shares of a corporation and allows them to inspect the books of account and stock ledger, a statement of affairs and shareholder lists.

Derivative Actions

In order to bring a derivative action, shareholders of the New Trust and shareholders of the Current Funds must first make a demand upon the Board to bring a lawsuit on behalf of the entity and the demand must be refused.  In each case, such shareholders of the New Trust or Funds must be shareholders at the time of commencing the action and at the time of the disputed transactions. However, the New Trust and the Funds differ somewhat as to the procedures required by state law for a shareholder to bring a derivative action.

*****

The foregoing is only a summary of certain characteristics of the operations of the New Trust and the Funds, their relevant governing documents and relevant business trust or corporate state law.  The foregoing is not a complete description of the documents cited.  Shareholders should refer to the provisions of such documents and state laws governing the New Trust and the Funds for a more thorough description.  Copies of these governing documents are available to shareholders without charge upon written request to [                         ].

APPENDIX C

[Midas _______]

11 Hanover Square
New York, NY 10005

TRUST INSTRUMENT

[Midas _______]

TRUST INSTRUMENT

This TRUST INSTRUMENT is made as of _________, 2012, by the Trustees to establish a statutory trust for the investment and reinvestment of funds contributed to the Trust by investors.  The Trustees declare that all money and property contributed to the Trust shall be held and managed in trust pursuant to this Trust Instrument.  The name of the Trust created by this Trust Instrument is “[Midas _________].”

ARTICLE I

DEFINITIONS

Unless otherwise provided or required by the context:

(a) “Assets belonging to” a Series has the meaning set forth in Article IV, Section 4;

(b) “By-laws” means the By-laws of the Trust adopted by the Trustees, as amended from time to time;

(c) “Class” means a class of Shares of a Series established pursuant to Article IV;

(d) “Commission,” “Interested Person” and “Principal Underwriter” have the meanings provided in the 1940 Act;

(e) “Covered Person” means a person so defined in Article IX, Section 2;

(f) “Delaware Act” means Chapter 38 of Title 12 of the Delaware Code, entitled “Treatment of Delaware Statutory Trusts,” as amended from time to time;

(g) “Liabilities” means liabilities, debts, obligations, expenses, costs, charges and reserves;

(h) “Majority Shareholder Vote” means the affirmative vote of the lesser of (a) 67% or more of the Outstanding Shares of the Trust or Series (or Class thereof), as applicable, present at a meeting of Shareholders if more than 50% of the Outstanding Shares of the Trust or Series (or Class thereof), as applicable, are present or represented by proxy or (b) more than 50% of the Outstanding Shares of the Trust or Series (or Class thereof), as applicable;

(i) “Net Asset Value per Share” means the net asset value of each Series or Class, determined as provided in Article V, Section 3;

(j) “Outstanding Shares” means Shares shown in the books of the Trust or its transfer agent as then issued and outstanding but does not include Shares that have been repurchased or redeemed by the Trust and that are held in the treasury of the Trust;

(k) “Series” means a series of Shares established pursuant to Article IV;

(l) “Shareholder” means a record owner of Outstanding Shares;

(m) “Shares” means the equal proportionate transferable units of interest into which the beneficial interest of each Series or Class is divided from time to time (including whole Shares and fractions of Shares);

(n) “Trust” means “[Midas _________],” the Delaware statutory trust established under the Delaware Act by this Trust Instrument and the filing of the certificate of trust in the Office of the Secretary of State of Delaware;

(o) “Trust Property” means any and all property, real or personal, tangible or intangible, that is from time to time owned or held by or for the account of the Trust or any Series or the Trustees on behalf of the Trust or any Series;

(p) “Trustees” means the persons who have signed this Trust Instrument and all other persons who may from time to time be duly qualified, elected or appointed, and serving as Trustees in accordance with Article II, in each case so long as such persons continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees refers to such person or persons in his or her capacity as Trustees hereunder;

(q) “1940 Act” means the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time.

ARTICLE II

THE TRUSTEES

Section 1.                      MANAGEMENT OF THE TRUST.

  The business and affairs of the Trust shall be managed by or under the direction of the Trustees.  The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Trust Instrument.  In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of an investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the Delaware Act, and in connection therewith the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.  The Trustees may execute all instruments and take all action they deem necessary, proper or desirable to promote the interests of the Trust.  Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive.

Section 2.                      INITIAL TRUSTEES; ELECTION AND NUMBER OF TRUSTEES.

  The initial Trustees shall be the persons initially signing this Trust Instrument.  The number of Trustees (other than the initial Trustees) shall be fixed from time to time by a majority of the Trustees; provided, however, that there shall be at least two (2) Trustees.  Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act or under this Trust Instrument.

Section 3.                      TERM OF OFFICE OF TRUSTEES.

  Subject to any limitations on the term of service imposed by the By-laws, each Trustee shall hold office until his or her successor is elected, his or her death, or the Trust terminates, whichever is sooner; except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon such delivery or a later date specified therein, (b) any Trustee may be removed at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of, (c) any Trustee who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement, and (d) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the Outstanding Shares.

Section 4.                      VACANCIES; APPOINTMENT OF TRUSTEES.

  Whenever a vacancy exists in the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees may appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act.  Any such appointment shall be made by a written instrument signed by a majority of the Trustees or by a resolution of the Trustees, duly adopted and recorded in the records of the Trust, specifying the effective date of the appointment.  The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs.  As soon as any such Trustee has accepted his or her appointment, the trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.  The Trustees’ power of appointment is subject to Section 16(a) of the 1940 Act.

Section 5.                      TEMPORARY VACANCY OR ABSENCE.

  Whenever a vacancy in the Board of Trustees occurs, until such vacancy is filled or otherwise eliminated, the remaining Trustees shall have all the powers hereunder and their determination as to such vacancy shall be conclusive.

Section 6.                      CHAIRMAN.

  The Trustees may appoint one of their members to be Chairman of the Board of Trustees.  The Chairman shall preside at all meetings of the Trustees and shall assume such other duties as the Board of Trustees may assign to the Chairman from time to time. The Chairman shall have no greater liability, nor be held to any higher standard, by reason of being Chairman rather than being a Trustee who is not Chairman.

Section 7.                      ACTION BY THE TRUSTEES.

  Unless otherwise specified herein or in the By-laws or required by law, any action by the Trustees shall be deemed effective if approved or taken by a majority of the Trustees present at a duly called meeting of Trustees (including a meeting by telephonic or other electronic means, unless the 1940 Act requires that a particular action be taken only at a meeting of the Trustees in person) at which a quorum is present or by written consent of a majority of Trustees (or such greater number as may be required by applicable law).  A majority of the Trustees shall constitute a quorum at any meeting.  Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any Trustee or Trustees authority to approve particular matters or take particular actions on behalf of the Trust.  A Trustee may vote as such by proxy on any matter.

Section 8.                      OWNERSHIP OF TRUST PROPERTY.

  Title to the Trust Property shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee.  Upon the resignation, removal or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees, except that this provision shall not operate to eliminate any rights that the Trustee or the Trustee’s beneficiary may have under any deferred fee agreement with the Trust.  Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 9.                      EFFECT OF TRUSTEES NOT SERVING.

  The death, resignation, retirement, removal, incapacity or inability or refusal to serve of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

Section 10.                    TRUSTEES AND OTHERS AS SHAREHOLDERS.

  Subject to any restrictions in the By-laws, any Trustee, officer, agent or independent contractor of the Trust may acquire, own and dispose of Shares to the same extent as any other Shareholder; the Trustees may issue and sell Shares to and redeem Shares from any such person or any firm or company in which such person is interested, subject only to any general limitations herein or in the By-laws relating to the sale and redemption of such Shares.

ARTICLE III

POWERS OF THE TRUSTEES

Section 1.                      POWERS.

  The Trustees in all instances shall act as principals, free of the control of the Shareholders.  The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary, proper or desirable in the management of the Trust.  The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust.  The Trustees may exercise all of their powers without recourse to any court or other authority.  No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees or to see to the application of any payments made or property transferred to the Trust or the Trustees or upon their order.  Subject to any applicable express limitation herein or in the By-laws or resolutions of the Trust, the Trustees shall have power and authority, without limitation:

(a)           To operate as and carry on the business of an investment company registered under the 1940 Act, and exercise all the powers necessary and proper to conduct such a business;

(b)           Subject to the limits of applicable law (including the provisions of the 1940 Act) to subscribe for, invest in, reinvest in, purchase, or otherwise acquire, hold, lend, pledge, mortgage, hypothecate, write options on, lease, sell, assign, transfer, exchange, distribute, or otherwise deal in or dispose of any form of property, including, but not limited to, cash, U.S. and foreign cash and currencies and related instruments, and securities of any kind that are permissible investments for registered investment companies under applicable law (including, but not limited to, common and preferred stocks, warrants, bonds, debentures, time notes, and all other evidences of indebtedness, negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, dollar rolls, convertible securities, forward contracts, options, futures contracts, swaps, and other financial contracts or derivative instruments and securities issued by an investment company registered under the 1940 Act or any series thereof), without regard to whether any such instruments or securities mature before or after the possible termination of the Trust or one or more of its Series; to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description; and to hold cash or other property uninvested, without in any event being bound or limited by any current or future law or custom concerning investments by trustees;

(c)           To adopt By-laws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent such right is not reserved to the Shareholders;

(d)           To elect and remove such officers, and appoint and terminate such agents, as the Trustees deem appropriate;

(e)           To employ as custodian of any assets of the Trust, subject to any provisions herein or in the By-laws, one or more banks, trust companies, companies that are members of a national securities exchange or other entities permitted by the Commission to serve as such Custodian;

(f)           To retain one or more transfer agents and Shareholder servicing agents, or both;

(g)           To provide for the distribution of Shares either through a Principal Underwriter as provided herein or by the Trust itself, or both, or pursuant to a distribution plan of any kind;

(h)           To set record dates in the manner provided for herein or in the By-laws;

(i)           To establish a registered office and have a registered agent in the State of Delaware;

(j)           To delegate such authority as the Trustees consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment manager, investment adviser, sub-advisers, custodian, administrator, underwriter or other service provider;

(k)           To sell, exchange, or otherwise dispose of any or all of the assets of the Trust or any Series;

(l)           To vote or give assent, or exercise any rights of ownership, with respect to securities or other property, and to execute and deliver proxies or powers of attorney delegating such power to such persons as the Trustees deem proper;

(m)           To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(n)           To hold any security or other property (i) in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form or (ii) either in the Trust’s or a Trustee’s own name or in the name of a custodian or a nominee or nominees;

(o)           To establish separate and distinct Series with separately defined investment objectives and policies, distinct investment purposes and separate Shares representing beneficial interests in such Series, and to establish separate Classes of such Series, all in accordance with the provisions of Article IV;

(p)           To interpret the investment policies, practices, or limitations of any Series or Class;

(q)           To the full extent permitted by Section 3804 of the Delaware Act, to allocate assets and Liabilities of the Trust to a particular Series, and Liabilities to a particular Class, or to apportion the same between or among two or more Series or Classes, provided that any Liabilities incurred by a particular Series or Class shall be payable solely out of the Assets belonging to that Series or Class, respectively, as provided for in Article IV, Section 4;

(r)           To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or issuer whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(s)           To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

(t)            To declare and make distributions of income and of capital gains to Shareholders;

(u)           To borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging, or otherwise subjecting as security any assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract, or engagement of any other person, firm, association, or corporation;

(v)           To establish, from time to time, a minimum total investment for Shareholders in the Trust or in one or more Series or Classes, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum or take such other action as the Trustees in their discretion shall determine;

(w)          To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review, or investigation of any legal action, suit, or proceeding, pending or threatened to be brought before any court, administrative agency, or other adjudicatory body;

(x)           To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares; to establish terms and conditions including any fees or expenses regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of, or dealing in Shares; and, subject to Articles IV and V, to apply to any such repurchase, redemption, retirement, cancellation, or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued;

(y)           To adopt, establish, and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive, and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees, and agents of the Trust;

(z)           To purchase, and pay for, out of Trust Property or the assets belonging to any appropriate Series, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, and/or independent contractors of the Trust (including the investment adviser of any Series) against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such person in such capacity, whether or not the Trust would have the power to indemnify such person against such claim, or to otherwise indemnify such persons, out of Trust Property or the assets belonging to any appropriate Series, to the fullest extent permitted by this Trust Instrument;

(aa)           To enter into contracts or carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects, or powers; and

(bb)           Subject to the 1940 Act, to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage.

The powers and authorities enumerated in the preceding clauses shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.  In construing this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

Section 2.                                CERTAIN TRANSACTIONS.

  Except as prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor, or transfer agent for the Trust or with any Interested Person of such person.  The Trust may employ any such person or entity in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian, or in any other capacity upon customary terms.

ARTICLE IV

SERIES; CLASSES; SHARES

Section 1.                      ESTABLISHMENT OF SERIES AND CLASSES.

  The Trust shall consist of one or more separate and distinct Series created and maintained in accordance with Article III, Section 1(o), and this Article IV.  The Trustees hereby establish the Series listed in Schedule A attached hereto and made a part hereof.  The Trustees may designate the rights and preferences of the Shares of each Series relative to the Shares of any other Series.  The Trustees may divide the Shares of any Series into any number of Classes representing interests in the Assets belonging to that Series, each Share of each such Class having an equal beneficial interest in such assets and identical voting, dividend, liquidation, and other rights and subject to the same terms and conditions, except that (a) expenses allocated to a Class may be borne solely by that Class as determined by the Trustees and (b) a Class may have exclusive voting rights with respect to matters affecting only that Class.  The establishment and designation of each additional Series or Class of Shares of the Trust shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series or Class of the Trust, whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.  The Trust shall maintain separate and distinct records for each Series and shall hold and account for the Assets belonging thereto separately from the other assets of the Trust or Assets belonging to any other Series.  A Series may issue any number of Shares and need not issue Shares.  Each holder of Shares of a Series shall be entitled to receive his or her pro rata share of all distributions made with respect to such Series.  Upon redemption of Shares of a Series, the redeeming Shareholder shall be paid solely out of the Assets belonging to that Series.  The Trustees may change the name of any Series or Class at any time in their sole discretion.

Section 2.                      SHARES.

  The beneficial interest in each Series may be divided into Shares of one or more Classes.  The number of Shares of each Series and Class shall be unlimited, and each Share shall have no par value.  All Shares issued hereunder, including Shares issued in connection with a dividend or other distribution of Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.  Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.  The Trustees shall have full power and authority, in their sole discretion and without obtaining Shareholder approval, (1) to issue original or additional Shares at such times and on such terms and conditions as they deem appropriate, (2) to issue fractional Shares and Shares held in the Trust’s treasury, (3) to establish and to change in any manner Shares of any Series or Classes with such preferences, terms of conversion, voting powers, rights, and privileges as the Trustees may determine (but the Trustees may not change Outstanding Shares in a manner materially adverse to the Shareholders of such Shares), (4) to divide or combine the Shares of any Series or Classes into a greater or lesser number, (5) to classify or reclassify any Shares of any Series or Classes into one or more Series or Classes of Shares (but the Trustees may not classify or reclassify any Outstanding Shares unless the Board specifically determines that such classification or reclassification is in the best interests of the Shareholders of such Shares), (6) to abolish any one or more Series or Classes of Shares, (7) to combine two or more Classes of a Series into a single Class of such Series (but the Trustees may not combine a Class having Outstanding Shares unless the Board specifically determines that such combination is in the best interests of the Shareholders of such Shares), (8) to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses and (9) to take such other action with respect to the Shares as the Trustees may deem desirable.  Shares held in the Trust’s treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

Section 3.                      INVESTMENTS IN THE TRUST.

  The Trustees may accept investments in any Series from such persons, on such terms, and for such consideration, which may consist of tangible or intangible property or a combination thereof, as they may from time to time authorize.  At the Trustees’ sole discretion, such investments in a Series, subject to applicable law, may be in the form of cash or securities in which that Series is authorized to invest, valued as provided in Article V, Section 3.  Investment in a Series shall be credited to the investing Shareholder’s account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge upon investments in any Series or Class, (b) issue fractional Shares or (c) determine the Net Asset Value per Share of the initial capital contribution for any Series.  The Trustees shall have the right to refuse to accept investments in any Series or by any person at any time without any cause or reason therefor whatsoever.

Section 4.                      ASSETS AND LIABILITIES OF SERIES AND CLASSES.

  All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested and all income, earnings, profits, and proceeds thereof (including any proceeds derived from the sale, exchange or liquidation of such assets and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be) (collectively “Assets belonging to” that Series), shall be recorded, held, and accounted for separately from the other assets of the Trust and Assets belonging to every other Series.  The Assets belonging to a Series shall belong only to that Series for all purposes and to no other Series, subject only to the rights of creditors of that Series.  Any assets, income, earnings, profits, and proceeds thereof, funds and/or payments that are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between or among one or more Series as the Trustees, in their sole discretion, deem fair and equitable.  Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and the assets, income, earnings, profits, proceeds, funds, and payments so allocated to a Series shall be treated for all purposes as Assets belonging to that Series.  The Assets belonging to a Series shall be charged with all Liabilities of the Trust with respect to that Series and/or attributable to that Series, except that Liabilities allocated solely to a particular Class shall be borne by that Class.  Any Liabilities of the Trust that are not readily identifiable as chargeable to any particular Series or Class shall be allocated and charged by the Trustees or their designee between or among any one or more Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable.  Each such allocation shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes.

Without limiting the foregoing, but subject to the right of the Trustees to allocate Liabilities as herein provided, the Liabilities incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable only against the Assets belonging to that Series and not against the assets of the Trust generally or the Assets belonging to any other Series.  Notice of this contractual limitation on Liabilities among Series may, in the Trustees’ sole discretion, be set forth in the Trust’s certificate of trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the provisions of Section 3804(a) of the Delaware Act relating to limitations on Liabilities among Series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series.  Any person extending credit to, contracting with or having any claim against any Series may look only to the Assets belonging to that Series to satisfy or enforce any Liability with respect to that Series.  No Shareholder or former Shareholder of any Series shall have a claim on or any right to any Assets belonging to any other Series.

Section 5.                      OWNERSHIP AND TRANSFER OF SHARES.

  The ownership of Shares shall be recorded on the books of the Trust or those of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series or Class of the Trust.  No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time.  The Trustees may make such rules as they consider appropriate for the issuance of Share certificates of each Series or Class of the Trust and any other similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series or Class of the Trust and as to the number of Shares of each Series or Class of the Trust held from time to time by each Shareholder.

Shares shall be transferable only on, and as evidenced by, the records of the Trust in accordance with such rules as the Trust may establish from time to time.  Except as provided in the following paragraph of this Section 5, Shares are transferable only by the record holder thereof or by its agent thereto.  Upon receipt by the Trust or its transfer or similar agent of a request from a Shareholder of record to transfer Shares held by such Shareholder to another person, accompanied by such information as may be required by the Trust or its transfer or similar agent, the transfer shall be recorded on the applicable register of the Trust.  Until such transfer is recorded, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof, and neither the Trustees, any transfer or similar agent for the Trust nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Any person entitled to any Shares as a consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of such evidence thereof as the Trust or its transfer or similar agent may require, but until such transfer is recorded, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof, and neither the Trustees, any transfer or similar agent nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.  The Trustees may make such additional rules as they consider appropriate for the transfer of shares of each Series or Class of the Trust and any other similar matters.

Section 6.                      STATUS OF SHARES; LIMITATION OF SHAREHOLDER LIABILITY.

  Shares shall be deemed to be personal property giving Shareholders only the rights provided in this Trust Instrument.  Every Shareholder, by virtue of having acquired a Share, shall be held expressly to have assented to and agreed to be bound by the terms of this Trust Instrument and to have become a party hereto.  The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust.  Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a participation or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners.  No Shareholder shall be personally liable for the Liabilities incurred by, contracted for or otherwise existing with respect to the Trust or any Series or Class thereof.  Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder.  Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.  Any note, bond, contract, or other written obligation of the Trust or any Series may contain a statement to the effect that such obligation may be enforced only against the assets of the Trust or Assets belonging to one or more Series; however, the omission of such statement shall not operate to bind, or create personal liability for, any Shareholder or Trustee.

ARTICLE V

DISTRIBUTIONS, REDEMPTIONS AND NET ASSET VALUE

Section 1.                      DISTRIBUTIONS.

  The Trustees may declare and pay dividends and other distributions, including dividends on Shares of a particular Series and other distributions from the Assets belonging to that Series.  The amount and payment of dividends or distributions and their form, whether they are in cash, Shares or other Trust Property, shall be determined by the Trustees.  Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series they held on the record date established for such payment, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series.  The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or similar plans as the Trustees deem appropriate.

Section 2.                      REDEMPTIONS.

  Each Shareholder of a Series or Class thereof shall have the right, at such times as may be permitted by the Trustees, subject to applicable law (including the 1940 Act),  to require the Series to redeem all or any part of his or her Shares thereof at a redemption price per Share equal to the Net Asset Value per Share.  The redemption price per Share of a Series or Class thereof, as applicable, shall be the Net Asset Value per Share of such Series or Class next determined after receipt by the Series or Class, as applicable, of a request for redemption in proper form and the payment thereof shall be less any fees, charges or loads authorized by the Trustees and described in the Trust’s Registration Statement for that Series or Class under the Securities Act of 1933, as amended, and the 1940 Act.  The Trustees may specify conditions, prices, and places of redemption and may specify binding requirements for the proper form or forms of requests for redemption.  Payment of the redemption price may be in-kind and wholly or partly in securities or other assets at their value used in such determination of Net Asset Value per Share or may be in cash.  Subject to the foregoing, the fair value, selection, and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees.  In no case shall the Trust be liable for any delay of any person in transferring securities selected for delivery as all or part of any payment-in-kind.  After redemption, Shares may be reissued from time to time.  The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including the failure of a Shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him or her or if the Share activity of the account is deemed by the Trustees to adversely affect the management of any Series or Class.  To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the Trust or any Series.  Notwithstanding the foregoing, the Trustees may postpone payment of the redemption price and may suspend the right of the Shareholders to require any Series to redeem Shares during any period of time when and to the extent permissible under the 1940 Act.

Section 3.                      DETERMINATION OF NET ASSET VALUE PER SHARE.

  The term “Net Asset Value per Share” of any Series or Class shall mean that amount by which the assets belonging to that Series or Class exceed its liabilities divided by the number of Outstanding Shares, all as determined by or under the direction of the Trustees.  The Trustees shall make such determination with respect to securities for which market quotations are readily available, at the market value of such securities, and with respect to other securities and assets, at the fair value as determined in good faith by or under the direction of the Trustees; provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series or to the Class.  The Trustees may delegate the power and duty to determine the Net Asset Value per Share to one or more Trustees or officers of the Trust or to a manager, investment manager, investment adviser, administrator, custodian, depository or other agent appointed for such purpose.  The Net Asset Value per Share shall be determined separately for each Series and Class at times prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of regular trading on the New York Stock Exchange on each day for all or part of which such exchange is open for regular trading.  At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined values shall become effective.

Section 4.                      SUSPENSION OF RIGHT OF REDEMPTION.

  If, as referred to in Section 2 of this Article, the Trustees suspend the right of Shareholders to redeem their Shares, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension.  Thereafter Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension.  If the right of redemption is suspended, a Shareholder may either withdraw his or her request for redemption or receive payment based on the Net Asset Value per Share next determined after the suspension terminates.

ARTICLE VI

SHAREHOLDERS’ VOTING POWERS AND MEETINGS

Section 1.                      VOTING POWERS.

  The Shareholders shall have power to vote only with respect to (a) the election of Trustees as provided in Article II, Section 2, (b) the removal of Trustees as provided in Article II, Section 3(d), (c) any investment advisory or management contract as provided in Article VII, Section 1, (d) the amendment of this Trust Instrument to the extent and as provided in Article X, Section 6, and (e) such additional matters relating to the Trust to the extent required by law, this Trust Instrument, or the By-laws or any registration of the Trust with the Commission or any state, or as the Trustees may consider desirable.

Notwithstanding any other provision of this Trust Instrument, on any matters submitted to a vote of the Shareholders, all Shares of the Trust then entitled to vote shall be voted in aggregate, except: (a) when required by the 1940 Act, Shares shall be voted by individual Series or Class; (b) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Series, then only Shareholders of such Series shall be entitled to vote thereon; and (c) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.  Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.  There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws, which may provide that proxies may be given in writing or by any electronic or telecommunications device or in any other manner described in the By-laws, or in a resolution of the Trustees.  Until Shares of a Series are issued, as to that Series the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Trust Instrument, or the By-laws.

Section 2.                      MEETINGS OF SHAREHOLDERS.

  The Trust shall not be required to hold annual meetings, unless required by law.  Special meetings of the Shareholders of any Series or Class may be called by the Secretary whenever ordered by the Trustees, the Chairman, or the President and shall be called by the Secretary upon the written request of Shareholders owning at least 10% to the extent required by Section 16(a) of the 1940 Act of the Outstanding Shares of such Series or Class entitled to vote. Meetings of the Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-laws.

Section 3.                      QUORUM; REQUIRED VOTE.

  Except when a larger quorum is required by law, this Trust Instrument or the By-laws, one-third of the Outstanding Shares of each Series or Class, or one-third of the Outstanding Shares of the Trust, as applicable, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders’ meeting with respect to such Series or Class, or with respect to the entire Trust, respectively.  Any lesser number shall be sufficient for adjournments.  Any adjourned session of a Shareholders’ meeting may be held within a reasonable time without further notice.  Except when a larger vote is required by law, this Trust Instrument or the By-laws, a majority of the Outstanding Shares voted in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust and a plurality of such Outstanding Shares shall elect a Trustee; provided, that if this Trust Instrument or applicable law permits or requires that Shares be voted on any matter by individual Series or Classes, then a majority of the Outstanding Shares of that Series or Class (or, if required by law, a Majority Shareholder Vote of that Series or Class) voted in person or by proxy on the matter shall decide that matter insofar as that Series or Class is concerned.  Shareholders may act as to the Trust or any Series or Class by written consent as provided in the By-laws.

ARTICLE VII

CONTRACTS WITH SERVICE PROVIDERS

Section 1.                      INVESTMENT ADVISER.

  Subject to a Majority Shareholder Vote when required by law, the Trustees may enter into one or more investment advisory contracts on behalf of the Trust or any Series, providing for investment management and advisory services, statistical and research facilities and services, and other facilities and services to be furnished to the Trust or Series on terms and conditions acceptable to the Trustees.  Any such contract may provide for the investment manager or adviser to effect purchases, sales or exchanges of portfolio securities or other Trust Property on behalf of the Trustees, or may authorize any officer or agent of the Trust to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser. The Trustees may authorize the investment manager or adviser to employ one or more sub-advisers or servicing agents.

Section 2.                      PRINCIPAL UNDERWRITER.

  The Trustees may enter into contracts on behalf of the Trust or any Series or Class, providing for the distribution and sale of Shares by the other party, either directly or as sales agent, on terms and conditions acceptable to the Trustees.  The Trustees may adopt a plan or plans of distribution with respect to Shares of any Series or Class and enter into any related agreements, whereby the Series or Class finances directly or indirectly any activity that is primarily intended to result in sales of its Shares, subject to applicable rules and regulations.

Section 3.                      CUSTODIAN.

  The Trustees shall at all times place and maintain the securities and similar investments of the Trust and of each Series with a custodian meeting the requirements of Section 17(f) of the 1940 Act and the rules thereunder or as otherwise permitted by the Commission or its staff.  The Trustees, on behalf of the Trust or any Series, may enter into an agreement with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things, (a) to hold the securities owned by the Trust or any Series and deliver the same upon written order or oral order confirmed in writing, (b) to receive and give a receipt for money paid for any moneys due to the Trust or any Series and on behalf of the Trust or any Series, and deposit the same in its own banking department or elsewhere, (c) to disburse such funds upon orders or vouchers and (d) to employ one or more sub-custodians.

Section 4.                      TRANSFER AGENCY, SHAREHOLDER SERVICES, AND ADMINISTRATION AGREEMENTS.

  The Trustees, on behalf of the Trust or any Series or Class, may enter into transfer agency agreements, shareholder service agreements and administration agreements with any party or parties on terms and conditions acceptable to the Trustees.

Section 5.                      PARTIES TO CONTRACTS WITH SERVICE PROVIDERS.

  The Trustees individually or on behalf of the Trust or any Series or Class, may enter into any contract referred to in this Article with any entity, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, partner, shareholder, or member of such entity, and no such contract shall be invalidated or rendered void or voidable because of such relationship.  No person having such a relationship shall be disqualified from voting on or executing a contract in his or her capacity as Trustee and/or Shareholder, or be liable merely by reason of such relationship for any loss or expense to the Trust with respect to such a contract or accountable for any profit realized directly or indirectly therefrom; provided, that the contract was reasonable and fair and not inconsistent with this Trust Instrument or the By-laws.

ARTICLE VIII

EXPENSES OF THE TRUST, SERIES AND CLASSES

The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust or a particular Series or Class, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust or a particular Series or Class, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser(s), principal underwriter, auditors, counsel, custodian, transfer agent, shareholder servicing agent, accounting services agent and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1.                      LIMITATION OF LIABILITY.

  All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, current or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2.                      INDEMNIFICATION.

(a)           Subject to the exceptions and limitations contained in subsection (b) below:

(i)           every person who is, or has been, a Trustee or an officer or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)           as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust.

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors, and administrators of a Covered Person.

(d)           To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

(e)           Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3.                      INDEMNIFICATION OF SHAREHOLDERS.

  If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.

ARTICLE X

MISCELLANEOUS

Section 1.                      TRUST NOT A PARTNERSHIP.

  This Trust Instrument creates a statutory trust pursuant to the Delaware Act and not a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship.  No Trustee shall have any power to bind personally either the Trust’s officers, other Trustees or any Shareholder.  Nothing in this Trust Instrument shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 2.                      TRUSTEE ACTION; EXPERT ADVICE; NO BOND OR SURETY.

  The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested.  Subject to the provisions of Article IX, the Trustees shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article IX, shall not be liable for any act or omission in accordance with such advice or for failing to follow such advice.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

Section 3.                      TERMINATION OR REORGANIZATION OF THE TRUST.

(a)           This Trust shall have perpetual existence.  Notwithstanding anything else contained herein but subject to applicable federal and state law, the Trustees may, without any Shareholder vote or approval:

(i)           sell and convey all or substantially all of the assets of the Trust or Assets belonging to any affected Series to another Series or to another entity that is an investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration, which may include the assumption of all outstanding taxes and other Liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of or interests in such Series, entity or series thereof;

(ii)           at any time sell and convert into money all or substantially all of the assets of the Trust or Assets belonging to any affected Series;

(iii)          cause the Trust to merge or consolidate with or into, or be reorganized as, another trust, or a corporation, partnership, limited liability company, association or other organization, organized under the laws of Delaware or any other jurisdiction or a segregated portfolio of assets (“series”) of any of the foregoing (each, an “Entity”), if the surviving or resulting Entity is the Trust or another management investment company, within the meaning of the 1940 Act, that will succeed to or assume the Trust’s registration under the 1940 Act;

(iv)           cause any Series to merge or consolidate with or into, or be reorganized as, a newly organized Entity in a transaction or series of transactions intended to qualify as a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Tax Code”), or a successor provision;

(v)            cause the Trust to incorporate under the laws of Delaware or any other jurisdiction; and/or

(vi)           cause to be organized, or assist in organizing, an Entity to acquire all or part of the Trust Property or of the Assets belonging to a Series or to carry on any business in which the Trust directly or indirectly has any interest and to sell, convey and transfer all or part of the Trust Property or of the Assets belonging to a Series to any such Entity in exchange for shares or other equity securities thereof or otherwise and to lend money to, subscribe for the shares or other equity securities of and enter into any contracts with any such Entity.

The Trustees shall provide written notice to affected Shareholders of any transaction described in this Section 3. The transactions described in this Section 3 may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method the Trustees approve.

(b)           Upon making reasonable provision for the payment of all known Liabilities of the Trust or any affected Series in either subsection (a)(i) or (ii) above, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders of the Trust or any affected Series; however, the payment to any particular Class of such Series may be reduced by any fees, expenses or charges allocated to that Class.  Upon completion of the distribution of the remaining proceeds or assets pursuant to subsection (a)(i) or (ii) above, the Trust or affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder with respect thereto and the right, title and interest of all parties therein shall be canceled and discharged.  Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust’s certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

(c)           Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees, and facsimile signatures conveyed by electronic or telecommunication means shall be valid.  Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

Section 4.                      TRUST INSTRUMENT.

  The original or a copy of this Trust Instrument and of each amendment and/or restatement hereto or Trust Instrument supplemental shall be kept at the office of the Trust where it may be inspected by any Shareholder.  Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Trust Instrument or any such amendments, restatements or supplements and as to any matters in connection with the Trust. This Trust Instrument may be executed in any number of counterparts, each of which shall be deemed an original.

Section 5.                      APPLICABLE LAW.

  This Trust Instrument and the Trust created hereunder are governed by and construed and administered according to the Delaware Act and the applicable laws of the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees, or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iii) fees or other sums payable to trustees, officers, agents or employees of a trust, (iv) the allocation of receipts and expenditures to income or principal, (v) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets or (vi) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument.  The Trust shall be of the type commonly called a Delaware statutory trust, and, without limiting the provisions hereof, the Trust may exercise all powers that are ordinarily exercised by such a trust under Delaware law.  The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 6.                      AMENDMENTS.

  The Trustees may, without any Shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto, or an amended and restated trust instrument; provided, that Shareholders shall have the right to vote on any amendment (a) that would affect the voting rights of Shareholders granted in Article VI, Section 1, (b) to this Section 6, (c) required to be approved by Shareholders by law or by the Trust’s registration statement(s) filed with the Commission or (d) that is submitted to them by the Trustees in their sole discretion.  Any such amendment or supplement to this Trust Instrument requires the approval of a majority of the Trustees present at a duly called meeting of Trustees (including a meeting by telephonic or other electronic means) at which a quorum is present or by written consent of a majority of Trustees without a meeting.  Any amendment submitted to Shareholders that the Trustees determine would affect the Shareholders of any Series shall be authorized by vote of the Shareholders of such Series, and no vote shall be required of Shareholders of Series not affected.  Notwithstanding anything else herein, any amendment to Article IX that would have the effect of reducing the indemnification or other rights provided thereby to Covered Persons of the Trust or to Shareholders or former Shareholders, or increase the actual or potential liabilities of the Trustees or officers of the Trust, and any repeal or amendment of` this sentence, shall each require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon.

Section 7.                      FISCAL YEAR.

  The fiscal year of each Series of the Trust shall end on a specified date as set forth in the By-laws or by resolution.  The Trustees may change the fiscal year of the Trust or any Series without Shareholder approval.  Different Series may have different fiscal years.

Section 8.                      SEVERABILITY.

  The provisions of this Trust Instrument are severable.  If the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the regulated investment company provisions of the Tax Code, or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument to the extent of such conflict; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination.  If any provision hereof is held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of this Trust Instrument.

Section 9.                      INTERPRETATION.

  As used herein, the singular includes the plural and vice versa.  Headings herein are for convenience only and shall not affect the construction of this Trust Instrument.

IN WITNESS WHEREOF, the undersigned, being the [initial] Trustees, have executed this Trust Instrument as of the date first above written.

[ ], as Trustee and not individually

[ ], as Trustee and not individually

[ ], as Trustee and not individually
Address of each:	[ ]

STATE OF	[ ]
CITY OF	[ ]	ss

Before me this __ day of ______ 2012, personally appeared the above-named [              ], known to me to be the persons who executed the foregoing instrument and who acknowledged that they executed the same.

Notary Public
My Commission Expires
Notary Public, State of [ ], No. Qualified in ________ County Commission Expires

Schedule A

Midas Fund
Midas Magic
Midas Perpetual Portfolio

APPENDIX D

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of September __, 2012, by and between ____________, a ____________ (the “Fund”), and Midas Management Corporation, a Delaware corporation (the “Investment Manager”).

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company having its own assets and investment policies; and

WHEREAS, the Fund desires to retain the Investment Manager to furnish certain investment advisory and portfolio management services to the Fund, and the Investment Manager desires to furnish such services;

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed between the parties hereto as follows:

1.
The Fund hereby employs the Investment Manager to manage the investment and reinvestment of its assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions subject at all times to the control and oversight of the Fund’s Board of Directors (the “Investment Advisory Services”), for the period and on the terms set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period to render the Investment Advisory Services and, if requested, any other services contemplated herein and to assume the obligations herein set forth, for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

2.	The Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to:

a.	fees of the Investment Manager;

b.	fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;

c.	costs, including the interest expense, of borrowing money;

d.	fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance;

e.	taxes levied against the Fund and the expenses of preparing tax returns and reports;

f.	auditing fees and expenses;

g.	legal fees and expenses (including reasonable fees for legal services rendered to the Fund by the Investment Manager or its affiliates);

h.
salaries and other compensation of (1) any of the Fund’s officers and employees who are not officers, directors, shareholders or employees of the Investment Manager or any of its affiliates, and (2) the Fund’s chief compliance officer to the extent determined by those directors of the Fund who are not interested persons of the Investment Manager or its affiliates (the “Independent Directors”);

i.
fees and expenses incidental to director and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund’s legal existence;

j.	costs of the registration of the Fund’s shares with Federal and state securities authorities (and maintenance of such registration);

k.	payment of dividends;

l.	costs of share certificates;

m.	fees and expenses of the Independent Directors;

n.
fees and expenses for accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, reports providing and fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the Investment Manager or its affiliates for such services);

o.	costs of necessary office space rental and Fund web site development and maintenance;

p.	costs of membership dues and charges of investment company industry trade associations;

q.
such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors or settlements made; and

r.	any and all organizational expenses of the Fund paid by the Investment Manager, which shall be reimbursed by the Fund at such time or times agreed to by the Fund and the Investment Manager.

3.
The Investment Manager shall supply the Fund and the Board of Directors with reports and statistical data, as reasonably requested. In addition, if requested by the Fund’s Board of Directors, the Investment Manager or its affiliates may provide services to the Fund such as, without limitation, accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any reports, statistical data, and services so requested, or approved by the Board of Directors, and supplied or performed will be for the account of the Fund and the costs and out-of-pocket charges of the Investment Manager and its affiliates in providing such reports, statistical data or services shall be paid by the Fund, subject to periodic reporting to and examination by the Independent Directors.

4.
The Investment Manager may, but shall not be obligated to, pay or provide for the payment of expenses which are primarily intended to result in the sale of the Fund’s shares or the servicing and maintenance of shareholder accounts, including, without limitation, payments for: advertising, direct mail and promotional expenses; compensation and expenses, including overhead and telephone and other communication expenses, of the Investment Manager and its affiliates, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Investment Manager and its affiliates and allocated to efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.  Such payments may be for the Investment Manager’s own account or may be made on behalf of a Fund pursuant to a written agreement relating to a plan of distribution of the Fund pursuant to Rule 12b-1 under the 1940 Act.

5.
The services of the Investment Manager are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others in addition to the Fund so long as its services hereunder are not impaired thereby.

6.
The Investment Manager shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the Investment Advisory Services and other services, if any, performed by it hereunder and not otherwise created and maintained by another party pursuant to a written contract with the Fund. Where applicable, such records shall be maintained by the Investment Manager for the periods and in the places required by Rule 31a-2 under the 1940 Act. The books and records pertaining to a Fund which are in the possession of the Investment Manager shall be the property of the Fund and shall be surrendered promptly upon the Fund’s request, and the Fund shall have access to such books and records at all times during the Investment Manager’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be promptly provided by the Investment Manager to the Fund or the Fund’s authorized representatives. The Investment Manager shall keep confidential any information obtained in connection with its duties hereunder; provided, however, if the Fund has authorized and directed certain disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities or otherwise, the Fund shall reimburse the Investment Manager for its expenses in connection therewith, including the reasonable fees and expenses of the Investment Manager’s outside legal counsel.

7.
For the Investment Advisory Services provided to the Fund pursuant to this Agreement, the Fund will pay to the Investment Manager, and the Investment Manager will accept as full compensation therefor, an annual fee as set out in Schedule A to this Agreement.  The management fee shall accrue on each calendar day, and shall be payable monthly on or before the tenth (10th) day of each calendar month. The daily fee accruals shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual management fee rate (as set forth in Schedule A hereto) and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Directors, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined. Such fees shall be reduced as required by expense limitations imposed upon the Fund by any state in which shares of the Fund are sold. Reductions shall be made at the time of each monthly payment on an estimated basis, if appropriate, and an adjustment to reflect the reduction on an annual basis shall be made, if necessary, in the fee payable with respect to the last month in any calendar year of the Fund. The Investment Manager shall within ten (10) days after the end of each calendar year refund any amount paid in excess of the fee determined to be due for such year.

If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Investment Manager’s compensation for such fraction of the month shall be determined by applying the applicable annual management fee rate (as set forth in Schedule A hereto), to the Fund’s net assets during such fraction of a month (calculated on an average daily basis if such fraction of a month is less than a week) and in the proportion that such fraction of a month bears to the entire month.

8.
The Investment Manager shall direct portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. Subject to the foregoing and applicable laws, rules and regulations, the Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Investment Manager may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable laws are met. Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the marketplace permit, including the value inherent in ongoing relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by this Agreement. The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that such brokerage be undertaken in compliance with applicable law. The Investment Manager’s fees under this Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund.

9.
Subject to and in accordance with the Articles of Incorporation, as amended (the “Charter”), or similar document, and Bylaws of the Fund and of the Investment Manager, it is understood that directors, officers, agents and shareholders of the Fund are or may be interested in the Fund as directors, officers, shareholders and otherwise, that the Investment Manager is or may be interested in the Fund as a shareholder or otherwise and that the effect and nature of any such interests shall be governed by law and by the provisions, if any, of said Charter or Bylaws.

10.
This Agreement shall become effective upon the date hereinabove written with respect to the Fund on that date and, unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund automatically for successive periods of twelve months each, subject to the termination provisions and all other terms and conditions hereof, provided that such continuance with respect to the Fund is specifically approved at least annually (a) by a vote of a majority of the Directors of the Fund or by vote of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, and (b) by a vote of a majority of the Directors of the Fund who are not parties to this Agreement, or interested persons of such parties. This Agreement may be terminated without penalty at any time either by vote of the Board of Directors of the Fund or by a vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Manager, or by the Investment Manager on 60 days’ written notice to the Fund. Termination of this Agreement shall in no way affect the continued validity of this Agreement or the performance thereunder. This Agreement shall immediately terminate in the event of its assignment.

11.
The Investment Manager shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund’s shareholders in connection with the matters to which this Agreement relates, but nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or the Fund’s shareholders by reason of a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under this Agreement.

This Agreement is made by the Fund pursuant to authority granted by the Board of Directors, and the obligations created hereby are not binding on any of the Directors or shareholders of the Fund individually, but bind only the property of that Fund and no other.

12.
The Investment Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Investment Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto. Notwithstanding anything herein to the contrary, the Investment Manager shall have in place at all times a reasonable disaster recovery plan and program.

13.
As used in this Agreement, the terms “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have the meanings provided therefor in the 1940 Act, and the rules and regulations thereunder.

14.
This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated thereunder.

15.
This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, with respect to the subject hereof, whether oral or written. If any provision of this Agreement shall be held or made invalid by a court or regulatory agency, decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be amended at any time, but only by written agreement between the Investment Manager and the Fund, which amendment has been authorized by the Board, including the vote of a majority of the Independent Directors and, where required by the 1940 Act, the shareholders of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

________________________

By: ______________________________

MIDAS MANAGEMENT CORPORATION

By: ______________________________

MANAGEMENT AGREEMENT

SCHEDULE A

RATE OF COMPENSATION BASED ON EACH FUND’S AVERAGE DAILY NET ASSETS

Fund	Rate of Compensation Based on Average Daily Net Assets
Midas Magic, Inc.
1.00% of net assets up to $10 million
0.875% of net assets over $10 million up to $30 million
0.75% of net assets over $30 million up to $150 million
0.625% of net assets over $150 million up to $500 million
0.50% of net assets over $500 million

Midas Fund, Inc.
1.00% of net assets up to $200 million
0.95% of net assets over $200 million up to $400 million
0.90% of net assets over $400 million up to $600 million
0.85% of net assets over $600 million up to $800 million
0.80% of net assets over $800 million up to $1 billion
0.75% of net assets over $1 billion

Midas Perpetual Portfolio, Inc.	0.50% of net assets up to $250 million 0.45% of net assets from $250 million to $500 million. 0.40% of net assets over $500 million

APPENDIX E

Principal Executive Officers of Midas Management Corporation

Name	Title

Thomas B. Winmill, Esq.	Chief Executive Officer, President, General Counsel, and Director.

Thomas O’Malley	Chief Financial Officer, Chief Accounting Officer, Treasurer, and Director.

John F. Ramírez, Esq.	Chief Compliance Officer, Associate General Counsel, Vice President, and Secretary.

Mark C. Winmill	Executive Vice President.

E-1

FORM OF PROXY CARD

MIDAS FUND, INC.
MIDAS MAGIC, INC.
MIDAS PERPETUAL PORTFOLIO, INC.

This Proxy is solicited by and on behalf of the Boards of Directors of Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc. (each, a “Fund” and collectively, the “Funds”) for the Joint Special Meeting of Shareholders to be held on September [ ], 2012 and at any postponement or adjournment thereof.

The undersigned shareholder(s) of the Funds hereby appoint Thomas B. Winmill and John F. Ramirez, and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend a Joint Special Meeting of Shareholders to be held at 11 Hanover Square, 12th Floor, New York, New York 10005 on [ ], 2012, at [  ] a.m. ET and at any postponements or adjournments thereof (“Meeting”) to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on this proxy card.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the Proposals in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

JOINT SPECIAL MEETING OF SHAREHOLDERS OF
MIDAS FUND, INC., MIDAS MAGIC, INC., AND MIDAS PERPETUAL PORTFOLIO, INC.

September [  ], 2012

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  ■

ALL FUNDS

1.	To approve an Agreement and Plan of Reorganization for each Fund, pursuant to which each Fund would be reorganized into a separate series of a newly formed Delaware statutory trust named [].

	FOR	AGAINST	ABSTAIN
Midas Fund, Inc.	□	□	□
Midas Magic, Inc.	□	□	□
Midas Perpetual Portfolio, Inc.	□	□	□

ALL FUNDS

2.	To approve a new investment management agreement between each Fund and Midas Management Corporation, each Fund’s current investment manager.

	FOR	AGAINST	ABSTAIN
Midas Fund, Inc.	□	□	□
Midas Magic, Inc.	□	□	□
Midas Perpetual Portfolio, Inc.	□	□	□

ALL FUNDS

3.	To elect Bruce B. Huber, James E. Hunt, Peter K. Werner, and Thomas B. Winmill to the Fund’s Board.

	FOR	WITHHOLD AUTHORITY
Bruce B. Huber	□	□
James E. Hunt	□	□
Peter K. Werner	□	□
Thomas B. Winmill	□	□

Your vote is important!  Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage paid envelope or otherwise to [ ] so that your shares can be represented at the Meeting.  If no instructions are given on the proposals, the proxies will vote FOR Proposals 1 and 2.

□           To change the address on your account, please check the box on the left and indicate your new address in the space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder ______________ Date: ______ Signature of Shareholder ______________Date: ______

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, either holder may sign, but the name of the party signing should conform exactly to a name shown in the registration.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.